UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

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Colgate-Palmolive Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 30, 2007

Dear Fellow Colgate Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Thursday, May 3, 2007, at 10:00 a.m. in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036.

At the meeting, we will ask you to elect the Board of Directors and to ratify the selection of the independent registered public accounting firm. In addition, two stockholder proposals will be offered for your consideration. We will also review the progress of the Company during the past year and answer your questions.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement describes the business we will conduct at the meeting and provides information about the Company that you should consider when you vote your shares.

The Proxy Statement includes a section highlighting the Company’s corporate governance standards. The Company and its Board of Directors have a long-standing commitment to good governance, and the Board continuously reviews its governance practices to ensure that they promote shareholder value. In the past year, this ongoing review has resulted in the amendment of our by-laws to provide for a majority voting standard in uncontested elections for directors, replacing the majority voting policy that we adopted last year. We invite you to review the governance section beginning on page 4 of the Proxy Statement to learn more about our continuing commitment to excellence in corporate governance.

It is important that your stock be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on the matters to be considered by following the instructions on the enclosed proxy card. You may vote your proxy by telephone, Internet or mail.

Very truly yours,

Reuben Mark Chairman of the Board and Chief Executive Officer	Ian M. Cook President and Chief Operating Officer

March 30, 2007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2007 Annual Meeting of Stockholders of Colgate-Palmolive Company will be held in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036, on Thursday, May 3, 2007, at 10:00 a.m., for the following purposes:

1.	To elect the Board of Directors;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2007;

3.	To consider two stockholder proposals; and

4.	To consider and act upon such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 7, 2007 are entitled to vote at the Annual Meeting.

Your vote is important. We encourage you to vote by proxy, even if you plan to attend the meeting. You may vote your proxy by telephone, Internet or mail. A toll-free telephone number and website address are included on your proxy card. If you choose to vote by mail, please complete and mail the enclosed proxy card to us in the return envelope, which requires no postage if mailed in the United States. Voting now will not limit your right to change your vote or to attend the meeting.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary
Colgate-Palmolive Company
300 Park Avenue
New York, New York 10022

PROXY STATEMENT

Colgate-Palmolive Company (referred to in this Proxy Statement as “we,” “Colgate” or the “Company”) is sending you this Proxy Statement in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at the 2007 Annual Meeting of Stockholders.

We are mailing this Proxy Statement, a proxy card and the 2006 Annual Report of the Company to stockholders beginning March 30, 2007. The Annual Report being mailed with the Proxy Statement is not part of the proxy-soliciting material.

VOTING PROCEDURES

Who Can Vote

The Company has two classes of voting stock outstanding: Common Stock and Series B Convertible Preference Stock. If you were a record owner of either of these classes of stock on March 7, 2007, the record date for voting at the Annual Meeting, you are entitled to vote at the meeting. At the close of business on March 7, 2007, there were 512,999,586 shares of Common Stock and 3,256,222 shares of Series B Convertible Preference Stock outstanding and entitled to vote.

Determining the Number of Votes You Have

Each share of Common Stock has one vote, and each share of Series B Convertible Preference Stock, which is convertible into eight shares of Common Stock, has eight votes. When originally issued in 1989, each share of Series B Convertible Preference Stock was convertible into one share of Common Stock. Since then the Common Stock has split three times while the Series B Convertible Preference Stock has not split. To maintain its parity with the Common Stock, the voting rights, dividends and conversion ratio of the Series B Convertible Preference Stock have been adjusted accordingly. Thus, each share of Series B Convertible Preference Stock has eight votes.

How to Vote

You can vote your shares in two ways: either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy, you may do so using the telephone, the Internet or mail. Each of these procedures is more fully explained below. Even if you plan to attend the meeting, the Board of Directors recommends that you vote by proxy.

Voting by Proxy

Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number of stockholders be represented by proxy. You may vote your proxy by telephone, Internet or mail, each as more fully explained below. In each case, we will vote your shares as you direct. When you vote your proxy, you can specify whether you wish to vote for or against or abstain from voting on each nominee for director, the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2007, and the two stockholder proposals. If you vote using the telephone or Internet, you will be instructed how to record your vote on each of these proposals.

If any other matters are properly presented for consideration at the Annual Meeting, the Company’s directors named on your proxy card as the Proxy Committee (the “Proxy Committee”) will have discretion to vote for you on those matters. At the time this Proxy Statement was printed, we knew of no other matters to be raised at the Annual Meeting.

•  Vote by Telephone

If you reside in the United States, Canada or Puerto Rico, you can vote your shares by telephone by calling the toll-free number on your proxy card (at no cost to you). Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Daylight Time) on Wednesday, May 2, 2007. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders through individual control numbers. If you vote by telephone, you do not need to return your proxy card.

•  Vote by Internet

You also can vote your shares via the Internet. The website address for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Daylight Time) on Wednesday, May 2, 2007. As with telephone voting, you will have the opportunity to confirm that your instructions have been properly recorded. Our Internet voting procedures are designed to authenticate stockholders through individual control numbers. If you vote via the Internet, you may incur costs such as telephone and Internet access fees for which you will be responsible. If you vote via the Internet, you do not need to return your proxy card.

•  Vote by Mail

To vote your shares by mail, complete and return the enclosed proxy card to us before 11:59 p.m. (Eastern Daylight Time) on Wednesday, May 2, 2007. If you sign and return the proxy card but do not specify how to vote, we will vote your shares in favor of our nominees for director and the ratification of the selection of the independent registered public accounting firm and against the two stockholder proposals.

Voting at the Annual Meeting

If you wish to vote at the Annual Meeting, written ballots will be available from the ushers at the meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting. Voting by proxy, whether by telephone, Internet or mail, will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you vote by proxy and also attend the meeting, there is no need to vote again at the meeting unless you wish to change your vote.

Revocation of Proxies

You can revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) you can deliver a valid written proxy with a later date or follow the instructions given for changing your vote by telephone or via the Internet; (2) you can notify the Secretary of the Company in writing that you have revoked your proxy (using the address in the Notice of Annual Meeting of Stockholders above); or (3) you can vote in person by written ballot at the Annual Meeting.

Quorum

To carry on the business of the Annual Meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the Annual Meeting is a majority of the votes represented by the outstanding stock of the Company. This majority may be present in person or by proxy. Abstentions and “broker non-votes” (which are explained below) are counted as present to determine whether there is a quorum for the Annual Meeting.

Broker Non-Votes

A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal.

Under the rules of the New York Stock Exchange (the “NYSE”), if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is entitled to vote your shares on Proposals 1 and 2 even if the broker does not receive voting instructions from you. The broker is not entitled to vote your shares on Proposals 3 or 4 without your instructions.

Required Vote

Proposal 1: Election of Directors. Each of the eight nominees for director who receives at least a majority of the votes cast for such nominee will be elected. Votes cast include votes for or against each nominee and exclude abstentions. This means that if you abstain from voting for a particular nominee, your vote will not count for or against the nominee. As more fully described in “Majority Voting in Director Elections”, on page 11, any nominee in this election who does not receive a majority of the votes cast will be required to tender his or her resignation to the Nominating and Corporate Governance Committee, which will then consider the resignation and make a recommendation to the Board of Directors. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the selection of the independent registered public accounting firm. This means that if you abstain from voting on this proposal, it will have the same effect as if you voted against it. When voting your proxy, the Proxy Committee will vote for this proposal unless you instruct otherwise.

Proposals 3 and 4: Stockholder Proposals. For each of the stockholder proposals, the affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on the proposal, is required for adoption of the proposed resolution. If you abstain from voting on a particular stockholder proposal, it will have the same effect as if you voted against it. “Broker non-votes” are not counted as abstentions or votes against these proposals or as shares present and entitled to vote on these matters. When voting your proxy, the Proxy Committee will vote against these proposals unless you instruct otherwise.

Confidential Voting

All proxies, ballots and vote tabulations that identify stockholders are confidential. An independent tabulator will receive, inspect and tabulate your proxy whether you vote by telephone, Internet or mail. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except if proxies are being solicited for a change in control of the Company or if doing so is necessary to meet legal requirements.

Voting by Employees Participating in the Company’s Savings and Investment Plan

If you are a Colgate employee who participates in the Colgate-Palmolive Company Employees Savings and Investment Plan (the “Savings and Investment Plan”), you will receive a proxy card prior to the Annual Meeting. This card will indicate the aggregate number of shares of Series B Convertible Preference Stock and Common Stock credited to your account under the Savings and Investment Plan as of March 7, 2007, the record date for voting at the meeting.

•	You can direct the trustee how to vote the shares by telephone, via the Internet or by returning the proxy card. Instructions for each method are indicated on the proxy card.

•	If you do not indicate your vote to the trustee on time, the trustee will vote your shares in the same proportion as the shares voted by employees who indicate their votes on time.

Voting by Employees Participating in a Stock Ownership Program outside the U.S.

If you are an employee who participates in one of Colgate’s employee stock ownership plans outside the U.S., you will receive separate voting instructions from your local Human Resources Department.

GOVERNANCE OF THE COMPANY

Colgate’s Corporate Governance Commitment

Colgate’s Board of Directors believes strongly that good corporate governance accompanies and greatly aids our long-term business success. This success has been the direct result of Colgate’s key business strategies, including its focus on core product categories and global brands, people development programs emphasizing “pay for performance” and the highest business standards. Colgate’s Board has been at the center of these key strategies, helping to design and implement them, and seeing that they guide the Company’s operations.

The Board believes that the Company has consistently been at the forefront of good corporate governance. Reflecting its commitment to continuous improvement, the Board reviews its governance practices on an ongoing basis to ensure that they promote shareholder value. This review resulted in the recent amendment of our by-laws to provide for a majority voting standard in uncontested elections for directors. We also corresponded on this topic with John Chevedden, a representative of Victor Rossi, one of our shareholders.

Board Independence and Expertise

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Strict Director Independence Standards. Since 1989, the Board of Directors has been comprised entirely of outside independent directors, with the exception of the Chief Executive Officer (the “CEO”). All members of the Audit Committee, the Nominating and Corporate Governance Committee and the Board’s compensation committee, known as the Personnel and Organization Committee (the “P&O Committee”), are independent directors. The Board believes that an independent director should be free of any relationship with Colgate or its senior management that may in fact or appearance impair the director’s ability to make independent judgments or compromise the director’s objectivity and loyalty to stockholders. Based on this principle, the Board adopted director independence standards which outline the types of relationships, both personal and professional, between directors and the Company, its senior management and other directors that, if present, would preclude a finding of independence. These standards, which are substantially stricter than those required by the listing standards of the NYSE, guide the Board’s annual affirmative determinations of independence. A copy of the standards is available on the Company’s website at www.colgate.com. For more information regarding the independence standards and the Board’s determinations of independence, see “Director Independence” on page 10.

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Executive Sessions/Presiding Director. The non-management directors of the Board, all of whom are independent directors, are scheduled to meet in executive session without the Chairman and CEO present at every regularly scheduled Board meeting. The role of presiding director at these sessions is rotated among the independent directors every year in accordance with an established schedule. The role of the independent presiding director is to, among other things: establish agendas for executive sessions in consultation with the other directors; serve as a liaison between the independent directors and the Chairman and CEO in matters relating to the Board as a whole (although all independent directors are encouraged freely to communicate with the Chairman and CEO and other members of management at any time); review meeting schedules to help ensure there is sufficient time for the discussion of all agenda items; have the authority to call meetings of the independent directors as appropriate and to be available, as appropriate, for consultation and direct communication from shareholders. Ellen M. Hancock currently is serving as the presiding director.

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Audit Committee Independence and Financial Literacy. All members of the Audit Committee are independent directors. The Board has also determined that all members of the Audit Committee are “audit committee financial experts” as that term is defined in the rules of the Securities and Exchange Commission (the “SEC”) and that they meet the independence and financial literacy requirements of the NYSE.

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Board Experience and Diversity. As its present directors exemplify, Colgate values experience in business, education and public service fields, international experience, educational achievement, strong moral and ethical character and diversity. A copy of Colgate’s criteria for Board membership, entitled “Independent Board Candidate Qualifications,” is available on the Company’s website at www.colgate.com.

Directors are Stockholders

•	Director Compensation in Stock. On average, 80 percent of a director’s compensation is paid in Colgate stock. Board members also receive stock options each year.

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Significant Levels of Director Stock Ownership. Board members own significant amounts of Company stock. Under the Company’s stock ownership guidelines, independent directors are required to own stock equal in value to at least five times their annual fee. For more information on director stock ownership, please see the table included in “Stock Ownership of Directors and Executive Officers” on page 47.

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No Director Pensions. In 1996, the Director Pension Plan was terminated. At the same time, the annual grant of Common Stock under the Stock Plan for Non-Employee Directors was increased to further align the interests of directors with those of stockholders.

Established Policies Guide Governance and Business Integrity

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Charters for Board Committees. Each of the Audit Committee, the P&O Committee, the Finance Committee and the Nominating and Corporate Governance Committee have committee charters developed under the leadership of their respective committee chairs. The committee charters describe the purpose, responsibilities, structure and operations of each committee. The Audit Committee charter reflects the increased authority and responsibilities of the committee under the corporate governance rules of the SEC and the NYSE. Copies of the committee charters are available on the Company’s website at www.colgate.com.

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Corporate Governance Guidelines. First formalized in 1996, the guidelines reflect the Board’s views and Company policy regarding significant corporate governance issues. As part of its ongoing review of best practices in corporate governance, the Board periodically updates the guidelines. The Board believes the Corporate Governance Guidelines are state-of-the-art. A copy of the guidelines, entitled “Board Guidelines on Significant Corporate Governance Issues,” is available on the Company’s website at www.colgate.com.

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Code of Conduct. The Board sponsors the Company’s Code of Conduct, which was first issued in 1987, and Business Practices Guidelines, both of which promote the highest ethical standards in all of the Company’s business dealings. The Global Business Practices function, headed by an executive officer, oversees compliance with these standards. The Code of Conduct applies to the Company’s directors and employees, including the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer, and satisfies the SEC’s requirements for a code of ethics for senior financial officers. The Code of Conduct is available on the Company’s website at www.colgate.com.

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Business Integrity Initiatives. The Board supports the Company’s efforts to communicate effectively its commitment to ethical business practices. To further this goal, executives and key managers throughout the Colgate world are required to annually certify in writing that they understand and comply with the Code of Conduct and that the people they supervise are also in compliance. Colgate directors also annually certify their compliance with the Code of Conduct. In addition to already existing training regarding the Code of Conduct, Colgate values and effective leadership, the Company’s Global Business Practices function has launched an updated mandatory management training program entitled “Business Integrity—Colgate Values at Work.” This initiative is designed to educate Colgate executives, managers, and other key Colgate people around the world about the applicable laws, regulations, guidelines and policies governing Colgate’s business practices. The training includes topics such as: the proper gathering of competitive information, adhering to antitrust laws, ensuring proper accounting practices, avoiding conflicts of interest, the giving and receiving of gifts, insider trading and Colgate’s Code of Conduct, including our internal compliance certification process.

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Political Expenditures. The Company has a long-standing policy against making contributions to any political party or candidate, which is set forth in both the Code of Conduct and the Business Practices Guidelines. These documents prohibit contributions to any political party or candidate, whether Federal, state or local. A recent stockholder proposal by Boston Common Asset

Management raised the possibility that Company dues to trade associations in the United States might be used for contributions to political parties or candidates without the Company’s knowledge. To address this concern, the Company will annually provide the U.S. trade associations to which it belongs with the relevant language from its Code and Guidelines and emphasize that this absolutely prohibits use of Company dues or contributions for any expenditures in connection with participation or intervention in any political campaign on behalf of or in opposition to any candidate for public office (i.e., the type made non-deductible under Section 162(e)(1)(B) of the Internal Revenue Code). In addition, Colgate will request annual reports from U.S. trade associations to which it pays dues or other payments in excess of $15,000 annually. The requested report will cover any political expenditures by the trade association that are not deductible pursuant to Section 162(e)(1) of the Internal Revenue Code, with a breakdown of any political expenditures by sub-section (A)-(D) of Section 162(e)(1). Colgate will report annually on this effort and its results to the Company’s Audit Committee, composed solely of independent directors, and will publish a summary of the report on its website.

Board Focused on Key Business Priorities

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Strategic Role of Board. The Board plays a major role in developing Colgate’s business strategy. It reviews the Company’s strategic plan and receives detailed briefings throughout the year on critical aspects of its implementation. These include subsidiary performance reviews, product category reviews, presentations regarding research and development initiatives and reports from specific disciplines such as manufacturing and information technology.

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Succession Planning and People Development. The Board has extensive involvement in this area with special focus on CEO succession. It discusses potential successors to key executives and examines backgrounds, capabilities and appropriate developmental assignments. Regular reviews of professional training programs, benefit programs and career development processes assist the Board in guiding the Company’s people development initiatives and efforts to gain a competitive recruitment and retention advantage.

Direct Access to Management

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Management Participation at Board Meetings. Key senior managers regularly attend Board meetings. Topics are presented to the Board by the members of management who are most knowledgeable about the issue at hand irrespective of seniority. An open and informal environment allows dialogue to develop between directors and management, which often produces new ideas and areas of focus.

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Direct Access to Management. The Board’s direct access to management continues outside the boardroom during frequent discussions with corporate officers, division presidents and other employees, usually without the CEO present. Directors are invited to, and often do, contact senior managers directly with questions and suggestions.

Ensuring Management Accountability

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Performance-Based Compensation. Colgate has linked the pay of its managers and employees at all levels to the Company’s performance. As described in greater detail in the Compensation Discussion and Analysis beginning on page 16, the P&O Committee adheres to this pay-for-performance philosophy, and stock-based incentives comprise a significant component of senior management’s overall compensation.

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CEO Evaluation Process. The Board’s evaluation of the CEO is a formal annual process. The CEO is evaluated against the goals set each year, including both objective measures (such as earnings per share) and subjective criteria reflective of the Company’s strategy and core values. As part of the overall evaluation process, the Board meets informally with the CEO to give and seek feedback on a regular basis.

Board Practices Promote Effective Oversight

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Board Size. Designed to maximize board effectiveness, Colgate’s by-laws fix the number of directors between seven and 12. Continuing the Board’s practice of being comprised of less than ten directors, eight directors have been nominated for election at the Annual Meeting.

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Directorship Limits. To devote sufficient time to properly discharge their duties, the Corporate Governance Guidelines recommend that directors should not serve on more than three other corporate boards.

•	Meeting Attendance. On average, the directors attended 97% of the meetings of the Board and the committees on which they served in 2006. No director attended less than 89% of these meetings.

Continuous Improvement through Evaluation

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Board Self-Evaluation Process. Each year, the Board evaluates its performance against certain criteria that it has determined are important to its success. These include financial oversight, succession planning, compensation, strategic planning and Board structure and role.

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Board Committee Evaluations. The Board’s committees also conduct self-evaluations annually, examining their performance against their committee charters. The results of these evaluations are reviewed with the Board, and further enhancements are agreed for each committee.

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Individual Director Evaluations. Complementing the Board and committee self-evaluations, the Board has also developed an individual director evaluation process to be used every few years. Using director effectiveness criteria selected by the Board following a review of external best practices, directors evaluate their peers and the resulting feedback is shared with individual directors by an external facilitator. The process enables the directors to provide valuable feedback to one another and identifies areas of strength and areas of focus for enhanced effectiveness.

External Recognition for Colgate’s Governance Practices

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High Governance Ratings. In February 2007, Colgate received the highest rating of 10 from GovernanceMetrics International (“GMI”), becoming one of only two U.S. companies to achieve this score in every GMI ratings cycle since they began in 2003. GMI is an independent governance ratings agency which examines the governance practices of nearly 4,000 companies worldwide. Colgate is also among the high rated companies by Institutional Shareholder Services (“ISS”), a provider of proxy voting and corporate governance services. ISS evaluates the corporate governance structures and policies of nearly 7,500 companies worldwide.

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Business Week Top 10 Boards. On three occasions, most recently in October 2002, the Board has been ranked among the top 10 boards in the U.S. by Business Week. In each case, Colgate was chosen from a group of more than 200 public companies based on Business Week’s surveys of institutional investors and leading corporate governance experts.

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Corporate Board Member “Champion Board”. In September 2002, the Board was named one of five “Champion Boards” by Corporate Board Member. Colgate was chosen by a group of securities analysts, competitors and academics who cited the open interaction among directors and between the Board and management.

The Board of Directors

The Board of Directors oversees the business, assets, affairs, performance and financial integrity of the Company. In accordance with the Company’s long-standing practice, the Board of Directors is independent, consisting of a substantial majority of outside directors. Currently, the Board has nine directors, with eight independent directors and one employee director, Reuben Mark, who is the Chief Executive Officer of the Company. Howard B. Wentz, Jr., who has served as a director from 1982 to 2004 and since 2005, is not standing for re-election and will retire from the Board following the Annual Meeting.

The Board of Directors met eight times during 2006. On average, the directors attended 97% of the meetings of the Board and the committees on which they served in 2006. No director attended less than 89% of these meetings. During 2006, the independent directors met regularly in executive session without Mr. Mark present.

The independence standards adopted by the Board are stricter than those mandated by the NYSE. The Board of Directors has made an affirmative determination, based on these standards, that each non-employee director is independent. A copy of the director independence standards is available on the Company’s website at www.colgate.com. For more information regarding the Board’s independence determinations, see “Director Independence” on page 10.

The name, age, principal occupation and length of service of each director nominee, together with certain other biographical information, are set forth below. All nominees have been directors since last year’s annual meeting.

Reuben Mark, 68

Chairman and Chief Executive Officer of the Company. Mr. Mark joined the Company in 1963 and has held a series of significant positions in the United States and abroad. He was appointed Vice President and General Manager of the Household Products Division in 1975. From March 1979 to March 1981, he was Group Vice President of domestic operations. In March 1981, he was elected Executive Vice President and became President and a director of the Company on March 1, 1983. Mr. Mark was elected Chief Executive Officer in May 1984 and Chairman in May 1986. Mr. Mark is also a director of Time Warner Inc. and Cabela’s Incorporated.

Director since 1983

John T. Cahill, 49 Independent Director

Executive Chairman of The Pepsi Bottling Group, Inc. Mr. Cahill began his PepsiCo career in 1989 and has held multiple senior financial and operating leadership positions. He served as Chief Financial Officer for both Kentucky Fried Chicken and Pepsi-Cola North America before becoming Senior Vice President and Treasurer of PepsiCo. With the formation of The Pepsi Bottling Group, Inc. (“PBG”) in 1998, Mr. Cahill became PBG’s Chief Financial Officer and later its President and Chief Operating Officer. In 2001, he was named Chief Executive Officer and from 2003 to 2006, he served as Chairman and Chief Executive Officer. He was appointed Executive Chairman of PBG in July 2006 for a period anticipated to end in early 2007. Mr. Cahill formerly served as Chief Financial Officer for RKO Pictures.

Director since 2005

Jill K. Conway, 72 Independent Director

Visiting Scholar, Program in Science, Technology and Society, Massachusetts Institute of Technology since 1985. Mrs. Conway was President of Smith College from 1975 to 1985. She was Vice President, Internal Affairs, University of Toronto, from 1973 to 1975 and a member of its graduate faculty from 1971 to 1975. She has served as a member of the Harvard University Board of Overseers and The Conference Board and as a trustee of Hampshire College, Northfield Mt. Hermon School and The Clarke School for the Deaf. Mrs. Conway is a director of Merrill Lynch & Co., Inc. and Nike, Inc. and the former Chairman of Lend Lease Corporation. She is also a trustee of the Boston Museum Project and the John F. Kennedy Library Foundation.

Director since 1984

Ellen M. Hancock, 63 Independent Director

President of Jazz Technologies, Inc. Mrs. Hancock was the Chairman and Chief Executive Officer of Exodus Communications, Inc., a computer network and Internet systems company, from March 1998 to September 2001. From July 1996 to July 1997, Mrs. Hancock was Executive Vice President, Research and Development, Chief Technology Officer of Apple Computer Inc. She previously was Executive Vice President and Chief Operating Officer, National Semiconductor. Prior to joining National Semiconductor in 1995, she was Senior Vice President and Group Executive at IBM. Mrs. Hancock is a director of Jazz Technologies, Inc., Aetna and Electronic Data Systems Corporation. She is a trustee of Marist College and Santa Clara University and a director of the Pacific Council on International Policy.

Director since 1988

David W. Johnson, 74 Independent Director

Chairman Emeritus of Campbell Soup Company. Mr. Johnson began his business career as a management trainee at Colgate Australia in 1959 and after a series of promotions became General Manager of Colgate’s South African subsidiary in 1967. From 1972 to 1982, Mr. Johnson held several senior positions with Warner-Lambert. In 1982, Mr. Johnson became President and Chief Executive Officer of Entenmann’s, Inc. From 1987 to 1989, he variously served as Chairman, Chief Executive Officer and President of Gerber Products Company. Mr. Johnson was Chairman of Campbell Soup Company from 1993 to 1999 and its President and Chief Executive Officer from January 1990 to July 1997 and also from March 2000 to January 2001. Mr. Johnson serves on the Council for the University of Chicago’s Graduate School of Business.

Director since 1991

Richard J. Kogan, 65 Independent Director

Retired as President and Chief Executive Officer of Schering-Plough Corporation in April 2003. Mr. Kogan was also Chairman of Schering Plough Corporation from 1998 until 2002. He joined Schering-Plough as Executive Vice President, Pharmaceutical Operations in 1982 and became President and Chief Operating Officer in 1986 and President and Chief Executive Officer in 1996. Mr. Kogan currently is a principal of the KOGAN Group LLC, which provides consulting services to senior management at companies in the pharmaceutical and other industries. Mr. Kogan is also a director of The Bank of New York Company. He serves on the boards of St. Barnabas Corporation & Medical Center and New York University, and is a member of the Council on Foreign Relations.

Director since 1996

Delano E. Lewis, 68 Independent Director

Senior Fellow, New Mexico State University since 2006. Former U.S. Ambassador to South Africa, December 1999 to July 2001. Mr. Lewis served as the Chief Executive Officer and President of National Public Radio from 1994 to 1998. From 1988 through 1993, Mr. Lewis was the President and Chief Executive Officer of Chesapeake & Potomac Telephone Company, which he joined in 1973. Mr. Lewis has also served on the Peace Corps staff in Africa and on the staff of the United States Equal Employment Opportunity Commission and the United States Department of Justice. Mr. Lewis is also a director of Eastman Kodak Company and Chalk Inc.

Director from 1991 to 1999 and since 2001

J. Pedro Reinhard, 61 Independent Director

Former Executive Vice President and Chief Financial Officer of The Dow Chemical Company. Mr. Reinhard served as Chief Financial Officer of The Dow Chemical Company from 1995 to 2005 and Executive Vice President since 1996. Previously, Mr. Reinhard held a variety of senior international, financial and operating leadership positions at Dow after beginning his career there in 1970 in Brazil. He served as Finance Director of Dow Europe, Vice President of Dow Europe and Managing Director of Dow in Italy. In 1988 Mr. Reinhard was appointed Treasurer of The Dow Chemical Company. Mr. Reinhard has been a director of The Dow Chemical Company since 1995 and is a director of the Royal Bank of Canada and Sigma-Aldrich Corporation.

Director since 2006

Director Independence

As described above, the Board has adopted director independence standards which are substantially stricter than those required by the listing standards of the NYSE. Specifically, a director is not considered independent if the director has any relationship with Colgate or its senior management or with another director that in the Board’s judgment may impair the director’s ability to make independent judgments. Such relationships could include voting arrangements and personal, economic or professional ties between a director and an officer of Colgate or another Colgate director. Relationships and transactions that may impair independence include: (i) current or former employment with the Company; (ii) affiliation with Colgate’s advisors; (iii) compensation from the Company (other than board and committee fees); (iv) direct or indirect material business relationships with the Company; (v) loans between directors and the Company or its senior management; (vi) direct or indirect material investments with the Company, its officers or other directors; (vii) leadership roles in charitable organizations supported by Colgate; (viii) affiliation or employment with a present or former Colgate auditor; and (ix) service on interlocking boards of directors or compensation committees. A copy of the complete standards is available on the Company’s website at www.colgate.com.

In making its determination regarding the independence of each non-employee director, the Board will consider any transactions, relationships or arrangements as required by the Company’s director independence standards. Based on these standards, the Board determined that each non-employee director is independent as there were no transactions, relationships or arrangements of the types described in the Company’s director independence standards.

Other Information Regarding Directors

On September 9, 2003, the SEC and Schering-Plough Corporation announced a settlement of the SEC enforcement proceeding against Mr. Kogan and Schering-Plough Corporation, of which Mr. Kogan is the former Chairman and CEO, regarding meetings held with investors and other communications. Without admitting or denying any allegations of the SEC, Mr. Kogan agreed in connection with the settlement not to commit any future violations of Regulation FD and related securities laws.

Majority Voting in Director Elections

Under Colgate’s by-laws, in an uncontested election for directors (i.e., an election where there are the same number of nominees as seats on the Board), directors must be elected by a majority of the votes cast at the meeting. A majority of votes cast is defined to mean that the number of shares voted “for” a director’s election exceeds 50% of the votes cast with respect to that director’s election. “Votes cast” include votes for or against each nominee and exclude abstentions.

If a nominee for director who is an incumbent is not re-elected by a majority of the votes cast as set forth above, and no successor has been elected at the meeting, the by-laws require the director to promptly tender his or her resignation to the Board of Directors in accordance with an agreement that each nominee is required to sign in order to be eligible for election or re-election as a director.

The Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation or to take other action. The Board of Directors shall act on the tendered resignation, taking into account the committee’s recommendation, and shall publicly disclose its decision and rationale within 90 days from the date of certification of the election results. The committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate or relevant. The director who tenders his or her resignation shall not participate in the recommendation of the committee or the decision of the Board of Directors with respect to his or her resignation.

To the extent that one or more directors’ resignations are accepted by the Board, or if a nominee who is not an incumbent director is not elected, then the Board in its discretion may determine either to fill such vacancy or vacancies or to reduce the size of the Board.

In contested elections, where there are more nominees than seats on the Board, directors are to be elected by a plurality vote. This means that the nominees who receive the most votes of all the votes cast for directors will be elected.

Communications to the Board of Directors

Stockholders and other interested parties are encouraged to communicate directly with the Company’s non-management directors, all of whom are independent directors, by sending an e-mail to directors@colpal.com or by writing to Directors, c/o Office of the General Counsel, Colgate-Palmolive Company, 300 Park Avenue, 11th Floor, New York, NY 10022-7499. Stockholders and other interested parties may also communicate with individual independent directors and committee chairs by writing to them at the above mailing address, in care of the Office of the General Counsel.

Under procedures established by the Company’s independent directors, each letter and e-mail sent in accordance with the above instructions is reviewed by the Legal Department and, unless such communications fall within one of the categories listed below, distributed to all of the independent directors or to individual directors, as appropriate, with copies to the Office of the Chairman. The directors also receive a quarterly report that summarizes all director communications received during the most recent quarter.

The types of communications that are not forwarded to the independent directors are as follows:

•	Job inquiries

•	Surveys and other requests for information about Colgate

•	Offers of goods and services

•	Requests for donations and sponsorships

•	Product ideas

Concerns and questions relating to accounting, internal accounting controls, financial policy, risk management or auditing matters are immediately brought to the attention of the Audit Committee chair and handled in accordance with the procedures established by the Audit Committee. Under these procedures, the Company’s Global Business Practices function, in conjunction with the Company’s Internal Audit and Corporate Legal departments, address these concerns in accordance with the directions of the Audit Committee chair. The Audit Committee chair approves recommendations regarding the handling of each matter, oversees any investigations and approves the disposition of each matter. In the Audit Committee chair’s discretion, he or she may engage outside counsel and other independent advisors.

Concerns relating to accounting, internal accounting controls, financial policy, risk management or auditing matters may also be reported to the Global Business Practices function through its telephone, facsimile and e-mail hotline as follows: 24-hour Hotline: (800) 778-6080 (toll free from United States, Canada and Puerto Rico) or (212) 310-2330 (collect from all other locations); facsimile number: (212) 310-2371; and e-mail: business_practices@colpal.com.

Colgate policy prohibits the Company from retaliating against any individual who provides information to the directors. Concerns may be submitted to the directors on an anonymous basis through their postal address or through the 24-hour hotline numbers maintained by Global Business Practices. If requested, Colgate will endeavor to keep information submitted confidential, subject to the need to conduct an effective investigation and take appropriate action.

Director Attendance at Annual Meetings

It is the Company’s policy that all members of the Board of Directors should attend the Company’s Annual Meeting of Stockholders, unless extraordinary circumstances prevent a director’s attendance. All but one of the Company’s nine directors attended the 2006 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board of Directors has four standing committees: the Audit Committee, the Finance Committee, the Nominating and Corporate Governance Committee and the P&O Committee. The members and a summary of the responsibilities of these committees are set forth below. The committee charters are available on the Company’s website at www.colgate.com.

Committee Membership (* indicates Chair and ** indicates Deputy Chair, if applicable)

Audit Committee	Finance Committee	Nominating and Corporate Governance Committee	P&O Committee
Jill K. Conway	John T. Cahill	Jill K. Conway	John T. Cahill**
Ellen M. Hancock	Ellen M. Hancock**	Ellen M. Hancock	Jill K. Conway
David W. Johnson*	Richard J. Kogan	David W. Johnson	David W. Johnson
Richard J. Kogan	Delano E. Lewis	Delano E. Lewis*	Richard J. Kogan*
Howard B. Wentz, Jr.	Reuben Mark	Howard B. Wentz, Jr.	Delano E. Lewis
	J. Pedro Reinhard		J. Pedro Reinhard
Howard B. Wentz, Jr.*

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of management’s fulfillment of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal controls system. It also appoints the Company’s independent registered public accounting firm, subject to ratification by stockholders, and oversees the activities of the Company’s Internal Audit function and the Global Business Practices function. All members of the Audit Committee are independent directors. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent,” as required by the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of the NYSE and Colgate’s own, stricter, director independence standards.

The Audit Committee met eleven times during 2006, including to review and participate in discussions regarding each quarterly earnings press release prior to its announcement. The Audit Committee also met separately on four occasions with the Company’s independent registered public accounting firm, internal auditor and other members of management.

Finance Committee

The Finance Committee oversees the financial policies and practices of the Company, reviews the budgets of the Company and makes recommendations to the Board on financial and strategic matters. It also oversees the Company’s finance, treasury and related functions. The Finance Committee met four times during 2006. With the exception of Mr. Mark, all members of the Finance Committee are independent directors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee recommends nominees for the Board of Directors and develops and implements formal Board self-evaluation procedures. It also makes recommendations to the Board regarding Board and committee structure, corporate governance and director compensation. The Nominating and Corporate Governance Committee met four times during 2006. All members of the Nominating and Corporate Governance Committee are independent directors. Additional information regarding the committee’s processes and procedures for consideration of director compensation are addressed in “Compensation of Directors” on page 45.

Personnel and Organization Committee

The P&O Committee is appointed by the Board to act on its behalf with respect to compensation of the Company’s executives. The P&O Committee oversees the organizational, personnel, compensation and benefits policies and practices of the Company. It reviews and approves the compensation of executive officers and, with the participation and concurrence of the other independent directors of the Board, recommends to the independent directors the compensation of the CEO. It also oversees the administration of the stock option plans of the Company, the Executive Incentive Compensation Plan and the Executive Severance Plan and oversees the Company’s charitable giving and other social responsibility programs. A copy of the charter of the P&O Committee, which describes these and other responsibilities of the committee, is available on the Company’s website at www.colgate.com. Additional information regarding the committee’s processes and procedures for consideration and determination of executive compensation is set forth in the Compensation Discussion and Analysis on pages 16 to 24.

The P&O Committee met five times during 2006. All members of the P&O Committee are independent directors.

Compensation Committee Interlocks and Insider Participation

During 2006, the following directors were members of the P&O Committee: Mrs. Conway and Messrs. Cahill, Johnson, Kogan, Lewis and Reinhard. None of the members of the P&O Committee has been an officer of the Company and none were employees of the Company during 2006, and none had any direct or indirect material interest in or relationship with the Company or any of its subsidiaries. None of the executive officers of the Company has served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company’s Board of Directors or the P&O Committee.

Nominating and Corporate Governance Committee Report

The Nominating and Corporate Governance Committee recommends nominees for the Board of Directors, among other responsibilities. A copy of the charter of the Nominating and Corporate Governance Committee, which describes this and other responsibilities of the committee, is available on the Company’s website at www.colgate.com. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as independence for nominating committee members is defined in the NYSE listing standards and in Colgate’s own, stricter, director independence standards.

The Board selects new director candidates based on the recommendation of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies, screens and recruits potential candidates for membership on the Board of Directors, taking into account the needs of the Company and the Board at the time. The Company has engaged an international executive search firm to assist the Nominating and Corporate Governance Committee in identifying and evaluating potential director nominees.

On the recommendation of the Nominating and Corporate Governance Committee, the Board has adopted a written statement of the criteria for Board membership that is used by the committee in evaluating individual director candidates. This statement outlines the qualities needed for Board membership, including experience in business, education and public service fields, international experience, educational achievement, strong moral and ethical character and diversity. In addition, prospective directors must satisfy the Company’s director independence standards and be willing and able to devote sufficient time to discharge their duties. A copy of Colgate’s criteria for Board membership, entitled “Independent Board Candidate Qualifications,” is available on the Company’s website at www.colgate.com.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and others if such candidates meet Colgate’s criteria for Board membership, evaluating them in the same manner in which the committee evaluates other candidates. Such recommendations should be made in writing to the Nominating and Corporate Governance Committee or the Company’s Secretary and should include a description of the qualifications of the proposed candidate. Any stockholder of the Company may also nominate a director in accordance with the information and timely notice requirements of the Company’s by-laws relating to stockholder nominations as described in “Other Information—Nominations for Director” on page 59 below. The Nominating and Corporate Governance Committee approved eight director nominees for inclusion on the Company’s proxy card for the 2007 Annual Meeting.

Audit Committee Report

The Audit Committee is comprised of five independent directors. The Board of Directors has determined that it would be desirable for all Audit Committee members to be “audit committee financial experts” as that term is defined by the SEC. The Board has conducted an inquiry into the qualifications and experience of each member of the Audit Committee, and has determined that they each meet the SEC’s criteria for audit committee financial experts.

The Audit Committee assists the Board of Directors in its oversight of the Company’s financial statements and reporting processes. A copy of the charter of the Audit Committee, which describes this and other responsibilities of the committee, is available on the Company’s website at www.colgate.com. Management has the direct and primary responsibility for the financial statements and the reporting processes, including establishing and maintaining adequate internal control over financial reporting. The independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management and expressing an opinion as to whether those financial statements conform with accounting principles generally accepted in the United States of America. The independent registered public accounting firm is also responsible for auditing the Company’s internal control over financial reporting and management’s assessment thereof.

The Audit Committee appointed PricewaterhouseCoopers LLP to audit the Company’s financial statements and the effectiveness of the related systems of internal control over financial reporting for the year ended 2006. The Audit Committee met eleven times in 2006.

The Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm together and separately. These discussions and reviews included the reasonableness of significant judgments, significant accounting policies (including critical accounting policies), the auditors’ assessment of the quality, not just acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under standards of the Public Company Accounting Oversight Board (United States). In addition, the Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm their independence from management and the Company. The Audit Committee also met with management and the independent registered public accounting firm together and separately to discuss matters related to the design and operating effectiveness of the Company’s internal control over financial reporting.

Based upon the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be accepted and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC.

The foregoing report has been submitted by the members of the Audit Committee: David W. Johnson (Chair), Jill K. Conway, Ellen M. Hancock, Richard J. Kogan and Howard B. Wentz, Jr.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

Colgate believes that people are the most important driver of its business success. Accordingly, Colgate views executive compensation as an important tool to attract, retain and motivate senior business leaders. Colgate seeks to help drive business growth through its executive compensation programs by designing them to reward performance against annual and long-term financial and strategic goals. In addition, over the past several years, the Company has intended the executive compensation program to facilitate succession planning for the top leadership positions at the Company as key senior leaders approached retirement.

Starting in 2006, the Human Resources function, under the direction of the Personnel and Organization Committee of the Board of Directors (the “P&O Committee”), has undertaken a comprehensive review of the Company’s incentive compensation programs to ensure that they continue to best serve the needs of the Company and to further support the existing link between pay and performance. This review may result in future changes to the programs and policies described in this Compensation Discussion and Analysis.

In accordance with SEC rules, this Compensation Discussion and Analysis focuses on compensation paid to the executive officers listed in the Summary Compensation Table on page 25 of this Proxy Statement (the “Named Officers”). The compensation programs described, however, apply broadly to other officers and management personnel at the Company, with changes as appropriate to different levels and types of job responsibility.

Executive Compensation Philosophy and Core Principles

Colgate’s executive compensation programs are designed to:

•	Support the Company’s business goals of fostering profitable growth and increasing shareholder value;

•	Pay for performance by linking compensation to the achievement of established goals and objectives;

•	Align the interests of executives and stockholders through the use of stock-based compensation plans; and

•	Attract, retain and motivate high-caliber executives.

In addition, as noted above, the compensation program for the Named Officers over the past few years has also been designed to support the senior management succession planning process underway during this period.

Role of the P&O Committee

The P&O Committee, which is comprised entirely of independent directors meeting both the independence standards of the New York Stock Exchange and the Company’s more stringent independence criteria, is responsible for overseeing the executive compensation program. It recommends and approves, with the participation and concurrence of the other independent directors of the Board, the compensation of the Chairman and CEO and the President and Chief Operating Officer (the “President and COO”) and reviews and approves the compensation recommended by the Chairman and CEO and President and COO for the other Named Officers in accordance with the systems, procedures and guidelines described below in this Compensation Discussion and Analysis. In reviewing and approving compensation packages for the Named Officers, the P&O Committee uses tally sheets that summarize all key elements of compensation.

In its role of overseeing compensation policies and practices, the P&O Committee consults with personnel in the Human Resources, Finance and Legal functions and also periodically retains the services of outside compensation consultants to better understand the competitive marketplace and to assess the appropriateness of Colgate’s compensation programs. During 2005 and 2006, for example, the P&O Committee retained Mercer Human Resources Consulting to evaluate the compensation of the President and COO. During 2003 and 2004, when the period covered by the then current long-term incentive program for the Chairman and CEO was coming to an end, the P&O Committee retained Towers Perrin to assist it in developing a new incentive program for the Chairman and CEO. (For more information, see the discussion of CEO compensation beginning on page 22.) During 2004, the P&O Committee retained Hewitt Associates to review the Company’s executive compensation programs and policies in general.

The Compensation Comparison Group

Colgate measures the competitiveness of its compensation programs against a comparison group of other leading companies, referred to in this Compensation Discussion and Analysis as the “Comparison Group.” The Comparison Group is selected to represent the market for executive talent in which the Company has historically competed. It consists of 21 consumer products companies and pharmaceutical companies with consumer products businesses that are characterized, in general, by their marketing competency and strong global presence. The P&O Committee reviews and approves the companies in the Comparison Group, which are selected and updated periodically by Colgate’s Human Resources department and reviewed with outside compensation consultants.

For 2006, the Comparison Group was comprised of the following companies:

Abbott Laboratories	Kellogg Company
Altria Group	Kimberly-Clark Corporation
Anheuser-Busch Companies	Nestle
Avon Products, Inc.	PepsiCo
Bristol-Myers Squibb	Pfizer, Inc.
Campbell Soup Company	Procter & Gamble Company
The Clorox Company	Sara Lee Corporation
The Coca-Cola Company	SC Johnson
General Mills	Unilever
H.J. Heinz	Wyeth
Johnson & Johnson

Colgate purchases custom survey data based on the Comparison Group from a number of consulting firms, including Towers Perrin, Hewitt Associates and Mercer. The Company believes the use of multiple survey sources improves the reliability of the market data collected. Generally, benchmark data is collected for all of the Company’s compensation elements, individually and in the aggregate.

Compensation Components

Colgate’s executive compensation program consists of three primary components, each of which is discussed in more detail below:

•	Base salary;

•	Annual incentives paid in the form of cash bonuses; and

•	Long-term incentives, which include stock options and both time-vested and performance-based restricted stock.

The mix of these components is designed to provide competitive levels of fixed compensation (i.e., salary), with the remaining majority of compensation varying based on Company, business unit or individual performance or the performance of the Company’s common stock. Accordingly, base salaries for the Named Officers represent approximately 10-25% of annual compensation, and incentive compensation, both annual and long-term, represents approximately 75-90% of total compensation. The mix between annual and long-term incentives, as well as between cash and equity, is determined based on competitive practice and Colgate’s desire to focus first, on long-term performance and shareholder value and second, on annual performance. Accordingly, long-term incentives (stock options and restricted stock) generally represent 40-70% of annual compensation, and annual incentives (cash bonus) generally represent 20-35%. Within the long-term incentive category, the mix for the Named Officers, other than the Chairman and CEO, is weighted towards stock options, which generally represent almost 60% of total long-term incentive value (25% to 30% of total compensation), with restricted stock (both time-vested and performance-based) making up the balance of long-term incentive pay. The incentive program for the Chairman and CEO is described on pages 23 and 24.

The perquisites the Company provides to the Named Officers are modest and represent less than 1% of the compensation paid to such officers. At the level of the Named Officers, perquisites consist of: an annual allowance of $11,500 for various qualified items, such as financial planning or tax preparation and planning; an annual physical; and, in the case of the Chairman and CEO and the President and COO, the use of a Company car and driver. Any income taxes due as a result of these perquisites are the responsibility of the Named Officers.

In designing its compensation programs, the Company seeks to preserve deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to the extent consistent with the primary objectives of the compensation program as outlined above. Of the incentive compensation components currently awarded by the Company, the annual incentive, stock option and performance-based restricted stock programs are designed to allow deductibility of awards under Section 162(m).

Base Salary

Base salaries for the Named Officers and other employees are set based on established salary ranges for each grade level. As noted above, the P&O Committee sets the salary for the Chairman and CEO and the President and COO and approves salary recommendations made by the Chairman and CEO and the President and COO for the other Named Officers in accordance with the guidelines described below.

Since base salaries are intended to provide a reasonable, competitive level of fixed compensation, the mid-point of each salary range is set at the median pay level for similar jobs at companies in the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. Decisions regarding where in the range a particular individual’s salary should be and whether he or she should be granted a salary increase during the year are based on the following factors:

•	Individual performance;

•	Company or business unit performance, as applicable;

•	Assumption of new responsibilities;

•	Colgate’s annual salary budget guidelines;

•	Other performance measures, such as the successful launch of innovative new products, increases in market share of Colgate brands, geographic expansion and increases in productivity; and

•	Competitive data from the Comparison Group.

All of the Named Officers are long-tenured, high performing executives. Accordingly, in 2006, salaries for the Named Officers as a group ranged between the 75th and 93rd percentile of salaries for similar jobs in the Comparison Group.

Annual Incentives—Cash Bonuses

Cash bonuses are performance-based awards granted under the stockholder-approved Executive Incentive Compensation Plan (the “EICP Plan”). Cash bonuses are intended to reward performance over a one-year period against one or more pre-established performance measures. In the case of officers whose compensation is expected to be subject to the limits on deductibility imposed by Section 162(m)

of the Internal Revenue Code, the pre-established measure is set by the P&O Committee no later than the 90th day of each year.

While the P&O Committee has flexibility to choose among a variety of stockholder-approved performance measures, it has traditionally used growth in earnings-per-share as the primary measure for officers with corporate-wide responsibilities to ensure a strong link to the Company’s overall profit goal. As required by applicable EICP Plan procedures, the earnings-per-share measure used (“Base Business Earnings-Per-Share”) excludes the impact of charges associated with the 2004 Restructuring Program (a four-year restructuring and business-building program that began at the end of 2004) and changes in accounting such as the 2006 adoption of SFAS 123R regarding recognition of equity compensation expense that are not reflected in the prior period. In addition, one-time gains, such as the 2006 gain on the sale of the Company’s Canadian bleach business, are excluded. These adjustments are intended to ensure comparability from year to year and to exclude unusual and extraordinary items. A reconciliation of these items to the most directly comparable measures calculated in accordance with generally accepted accounting principles is included in the Company’s quarterly earnings releases filed with the SEC on Form 8-K. Base Business Earnings-Per-Share includes the savings generated from the 2004 Restructuring Program. The Base Business Earnings-Per-Share measure applies to officers with corporate-wide responsibilities, which includes all of the Named Officers except for Michael Tangney, who is Executive Vice President and President of the Latin American Division.

For officers with divisional responsibilities, such as Mr. Tangney, the performance measures are growth in net sales and net profit-after-tax of their respective divisions as well as individual and team strategic goals. Examples of such strategic goals for all divisions in 2006 include increases in market share, gross margin, average selling price and cash generation. The purpose of all of these measures is to focus and align executives across different functions and business units with the annual financial targets and key strategic initiatives of the Company.

Executives including the Named Officers are assigned a range of bonus award opportunities based on their salary grade level. These award opportunities are expressed as a percentage of salary, with the mid-point in the range for each officer set at, or in some instances below, the median annual bonus for similar jobs in the Comparison Group. The mid-point bonus opportunity for the Named Officers in 2006 ranged from 65% of base salary to 105% of base salary for the Chairman and CEO. The bottom end of the range for each officer is zero, if performance against the measures referred to above falls below a certain level, and the top end of the range is a maximum of double the mid-point bonus opportunity. Additionally, there is a supplemental award opportunity equal to 25% of the mid-point bonus opportunity to the Named Officers and certain other officers if Base Business Earnings-Per-Share growth is among the top three of a group of peer companies comprised of Avon Products, Inc., The Clorox Company, Kimberly-Clark Corporation, The Procter & Gamble Company and Unilever (N.V. and plc) (the “Peer Company Group”). In 2006, Mr. Tangney and his divisional team were eligible for a supplemental bonus of 10% of base salary based on the achievement of a specified level of growth in net profit-after-tax in excess of the level necessary to generate the top end of their bonus opportunity range.

Bonus payouts for a particular year are determined by the P&O Committee in March of the following year by a formula based on the level of growth achieved the prior year in Base Business Earnings-Per-Share or the applicable divisional financial measures. The P&O Committee has discretion to adjust the calculated awards downward, but not upward.

For 2006 bonuses, in order for Named Officers with corporate-wide responsibilities to earn bonuses at the top end of their range, Base Business Earnings-Per-Share had to grow by 11% above the 2005 Base Business Earnings-Per-Share. Since Base Business Earnings-Per-Share grew by 14% in 2006, bonuses for the Named Officers, before the supplemental award opportunity referred to above, were awarded at the maximum level allowed, and ranged from 130% to 210% of salary. For Mr. Tangney to achieve a bonus payout in 2006 at the top end of his range, net sales and net profit-after-tax for the Latin American Division had to grow by 14%. Since the growth in both these measures exceeded this amount, and growth in net profit-after-tax for his division also exceeded the higher amount necessary to generate the supplemental award referred to above, Mr. Tangney was awarded a bonus at the maximum level, or 137% of his base salary. In addition, since the Company’s Base Business Earnings-Per-Share growth in 2006 was among the top three of the Peer Company Group, all of the Named Officers received the supplemental award referred to above.

Long-term Incentives

Colgate uses three types of long-term incentives, all paid in the form of equity: stock options, time-vested restricted stock and performance-based restricted stock. The purpose of these incentives is to focus the Named Officers, as well as other Colgate managers, on total shareholder return and to reward these officers’ contribution to the long-term growth and performance of the Company. Since Colgate has a long-standing practice of encouraging stock ownership at all levels of the organization, both to reward employees for the long-term value they create and to align the interests of executives and shareholders, long-term equity grants are by far the largest component of total compensation for the Named Officers.

The Company makes stock option and restricted stock grants at the same pre-determined times each year, which are the regular September P&O Committee meeting, in the case of stock options and time-vested restricted stock, and the regular March P&O Committee meeting, in the case of performance-based restricted stock. Stock option and restricted stock awards for new hires or newly promoted employees or special awards for recognition or retention purposes are made at the next regularly scheduled meeting of the P&O Committee after the hire, promotion or recognition/retention recommendation is made. The schedule of P&O Committee meetings is set in July of the preceding year without regard to anticipated earnings or other major announcements by the Company. The timing and amount of equity awards to directors, which are described on pages 45 and 46, are fixed by the terms of the applicable plans and also occur at the same time each year. Equity awards, including stock options, are never backdated or issued at below-market prices. The grant date of any award is the date of the meeting of the P&O Committee at which such award was approved, and the grant price of awards equals the closing price of the Company’s common stock on the date of grant.

Stock Options

Stock options are granted under the stockholder-approved 2005 Stock Option Plan. The number of stock options granted is determined in accordance with established guidelines by salary grade level and based on factors similar to those used to determine salary and bonus, including a review of the practices of the Comparison Group. (See discussion of salary guidelines on page 18.) Actual awards may vary from the target based on individual or business unit performance or the assumption of increased responsibilities. In addition, the Board has established a limit on the amount of stock options that may be granted each year equal to 1.2% of the Company’s common stock outstanding. In 2005, the last full year for which market data is available, Colgate’s annual stock option utilization was 0.9%, placing it below the median, at the 30th percentile of the Comparison Group.

Stock options have historically represented the largest portion of the long-term incentive program for Colgate’s Named Officers, as the Company and the P&O Committee believe they have a highly effective link to long-term performance and increases in shareholder value, since they only have value if the stock price increases.

The key terms of stock options are as follows:

•

The exercise price of the options is equal to the closing price of the Company’s common stock on the date of grant (except in the case of the Chairman and CEO, who since 1993 has received only performance-based, premium-priced options, i.e., options with strike prices above the market price of the Company’s common stock on the date of grant, as explained below on page 24);

•	The options have a six-year term; and

•	The options normally vest in equal annual installments over three years.

During 2006, stock option grants to Colgate’s Named Officers were above the target award level, due to high individual and Company performance. As described on page 24, the Chairman and CEO did not receive any stock options in 2006.

Restricted Stock Awards

Restricted stock awards are made under two programs: (i) the Long-Term Global Growth Program (the “LTGG Program”) and (ii) the Restricted Stock Award Program, both established under the stockholder-approved EICP Plan. The LTGG Program is a performance-based program adopted in 1994. The Restricted Stock Award Program is a time-vested program adopted in 2004 as a companion to the stock option program at the same time that certain changes were made to the stock option program that diminished the value of option grants. (These changes included reducing by 10% the guidelines regarding the number of options to be granted, reducing the option term from ten to six years and eliminating a reload feature.)

Awards of restricted stock under both programs generally vest and are distributed as shares of common stock three years from the date of the award and are forfeited if the recipient terminates his or her employment with the Company, other than through retirement, prior to the end of the three-year vesting period. For more information regarding the effect of various types of termination of employment on outstanding equity awards, including the vesting of restricted stock awards, see page 41. Recipients of awards of restricted stock do not have voting rights or receive dividends until the award vests and is distributed as shares. Dividend equivalents in the form of additional restricted stock accrue during the vesting period at the same rate that dividends are paid on the Company’s common stock and vest and are distributed as shares at the same time as the underlying award vests and is distributed.

Guidelines for grants under these programs are as follows:

LTGG Program. Restricted stock awards under the LTGG Program for the Named Officers and all other participants in the program are granted based on the strength of the growth in compounded annual net sales and earnings-per-share over a three-year measurement period, with a new three-year cycle beginning every year. The earnings-per-share measure is adjusted in the same way as the Base Business Earnings-Per-Share measure discussed on page 19.

The LTGG Program is designed to focus executives on achieving sustainable, profitable growth and to foster a team approach to achieving the key initiatives that make such growth possible. The two measures of sales and earnings-per-share growth were chosen because the Company believes that together they reflect the underlying momentum of the Company’s business and its ability to generate cash to reinvest in business-building activities and return value to shareholders.

Each year no later than the 90th day of such year, the P&O Committee establishes, for officers whose compensation is expected to be subject to the limits on deductibility imposed by Section 162(m) of the Internal Revenue Code, which usually includes the Named Officers, a target award opportunity for the three-year performance cycle beginning that year. For other executives, target award opportunities are determined by guidelines applicable by salary grade level. Target award opportunities are set as a percentage of the mid-point of the salary range for the executive’s grade level during the final year of the three-year cycle, except for the Chairman and CEO’s target, which is expressed as a specific number of shares of common stock. For more information regarding the CEO’s LTGG award, see page 23 below. These target award opportunities are set based on market and individual considerations and for the Named Officers in 2006 ranged from 65% to 85% of their salary grade mid-point. The maximum award opportunity is equal to 175% of target.

Also by the 90th day of each year, the P&O Committee approves a “Profitable Growth Matrix,” applicable to all participants in the program, which sets forth what the percentage of target award payout will be for various levels of growth in compounded annual net sales and earnings-per-share over the three-year measurement period. For the 2004–2006 cycle, a payout at target (i.e., 100% of the award opportunity) required growth in Base Business Earnings-Per-Share and compounded annual net sales during the three-year period of 11% and 6%, respectively. If performance exceeds this level, above-target awards may be made. If it falls below this level, awards are reduced. If growth in compounded Base Business Earnings-Per-Share over the three-year period is less than 6%, no award is made.

Awards are granted after the three-year performance period in the form of restricted stock based on the fair market value of the Company’s common stock on the date of the award. Grants of awards are subject to the discretion of the P&O Committee, which may adjust the awards downward, but may not increase the awards. As noted, once granted, these awards are subject to a three- year vesting period during which time the recipient must continue to remain in the employ of the Company unless he or she is eligible for retirement.

Although the Company’s results in 2005 and 2006 exceeded the applicable goals, sales and earnings-per-share growth during 2004 fell below the applicable goals. Accordingly, awards to the Named Officers under the LTGG Program for the 2004 through 2006 cycle (the “2006 LTGG Program Awards”) were at 63% of target. The 2006 LTGG Program Awards were granted in March 2007, after full results for the 2004-2006 measurement cycle were known. Accordingly, the 2006 LTGG Program Awards are not reflected in column (e) (“Stock Awards”) of the Summary Compensation Table on page 25. Instead, as required by SEC rules, the amount in column (e) includes the amortized portions of LTGG awards for the 2003-2005, 2002-2004 and 2001-2003 cycles that were recognized in the Company’s 2006 financial statements in accordance with SFAS 123R. The percentage payout versus target for the Named Officers for these earlier award cycles was 52% for the 2003-2005 cycle, 58% for the 2002-2004 cycle, and 94% for the 2001-2003 cycle. The same performance measures described above also applied.

Restricted Stock Award Program. Restricted stock awards under the Restricted Stock Award Program that complements the stock option program are granted to Named Officers based on fixed guidelines established in accordance with the same factors that are used to determine stock option grants. These restricted stock awards are granted at the same time as stock options and, as with stock option awards, actual awards may vary from the target based on individual or business unit performance or the assumption of increased responsibilities. The 2006 awards to the Named Officers under this program were above the median of the Comparison Group due to high individual and Company performance. The Chairman and CEO does not participate in this program.

Recognition and Retention Awards

The P&O Committee has the authority under the EICP Plan to make non-performance-based awards of cash, common stock, restricted stock or a combination thereof. As discussed below under “2006 Chief Executive Officer Compensation”, in 2006 the P&O Committee granted a recognition and retention award to Reuben Mark, the Chairman and CEO, to recognize his substantial continuing contributions to the Company’s performance and to help ensure his retention during the ongoing senior management transition. Also, in 2006 the P&O Committee granted a recognition and retention award of 1,250 shares of restricted stock to Ian Cook, the President and COO.

Stock Ownership Guidelines

To further align the interests of the Company’s officers with those of its stockholders, the Board has established minimum stock ownership guidelines applicable to members of senior management. The CEO is required to own Colgate stock equal in value to five times his annual salary, and the other Named Officers must hold Colgate stock in amounts equal to three times their annual salaries. Other senior managers of the Company are subject to ownership requirements ranging from one to two times their annual salary. All of the Named Officers meet these guidelines.

2006 Chief Executive Officer Compensation

Each year the P&O Committee, together with the other independent directors of the Board, evaluates the performance of Reuben Mark, the Chairman and CEO. The Committee and the other independent directors consider Mr. Mark’s performance during the past year and his achievements against long-term financial and strategic objectives.

Based on such evaluation, overall Company performance, market data and, from time to time, the advice of an outside compensation consultant, the P&O Committee recommends the compensation for the Chairman and CEO, with the participation and concurrence of the other independent directors. In doing so, the Committee reviews a comprehensive analysis of Mr. Mark’s compensation, including a tally sheet detailing all key elements of compensation provided.

Salary

As discussed above under “Base Salary”, the mid-point of the salary range for executive officers is generally set at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the Company’s success. In setting Mr. Mark’s base salary for 2006, the P&O Committee considered the following key factors: the Company’s pre-established guidelines for determining salary increases, Mr. Mark’s contribution to the success of the Company in achieving targeted financial results and in implementing key strategic initiatives such as the 2004 restructuring and business-building program, and the salaries of other CEOs in the Comparison Group. During 2006, the P&O Committee increased Mr. Mark’s annual salary by 4% to $1,890,000. Mr. Mark’s salary has increased by 4% on average during the last three years. In light of Mr. Mark’s long tenure as Chairman and CEO and the consistently strong performance of the Company over more than two decades under his leadership, Mr. Mark’s salary is at the 93rd percentile of salaries for CEO’s in the Comparison Group.

Annual Cash Bonus

As discussed above under “Annual Performance-Based Incentives—Cash Bonus”, the CEO’s annual cash bonus, like that of the other Named Officers with corporate-wide responsibilities, is payable based upon the strength of earnings-per-share growth achieved by the Company, subject to the P&O Committee’s discretion to adjust the formula-driven award downward. As discussed on page 19, since Base Business Earnings-Per-Share growth in 2006 exceeded the level necessary under the pre-established formula to generate maximum awards to the Named Officers, Mr. Mark’s award was limited to the maximum payout of 210% of base salary. In addition, since the Company’s Base Business Earnings-Per-Share growth in 2006 was among the top three of the companies in the Peer Company Group, Mr. Mark, along with the other Named Officers, received the supplemental award described on page 19 equal to 25% of their mid-point bonus award opportunity.

Restricted Stock Awards

Like the other Named Officers, Mr. Mark is eligible for restricted stock awards under the performance-based LTGG Program described above. As discussed above, Mr. Mark’s target award opportunity under the LTGG Program is established in shares of common stock rather than a dollar amount. For 2006, his target award opportunity was 97,200 shares. As discussed above, the P&O Committee granted restricted stock awards to all participants in the LTGG Program for 2006 based on sales and earnings-per-share growth over the 2004 through 2006 measurement period. In March 2007, Mr. Mark was granted 61,431 shares of restricted stock, or 63% of target. As in the case of all other executives, this award was substantially below target as the Company did not meet its performance goals in 2004, although its performance was strong in 2005 and 2006.

As noted above, in 2003 and 2004, the P&O Committee conducted a comprehensive review of Mr. Mark’s compensation with the assistance of Towers Perrin, an outside compensation consultant. This review was occasioned by the expiration of Mr. Mark’s long-term (1997-2003) premium-priced stock option grant (see discussion under “Stock Options” below) and the consequent need to develop a new incentive plan for him. As a result of this review, the Board concluded that annual grants of restricted stock with a retention feature would be an appropriate form of compensation for Mr. Mark in light of Mr. Mark’s expected retirement in the 2007 time frame and the associated senior management transition.

Accordingly, in September 2006, the P&O Committee, with the concurrence of the other independent members of the Board, granted Mr. Mark a restricted stock award of 164,779 shares. Similar awards, described in prior years’ proxy statements, were made in 2004 and 2005. In making these awards, the P&O Committee wished to recognize Mr. Mark’s substantial continuing contributions to the Company and its desire to retain him during the ongoing senior management transition. The awards were targeted by the P&O Committee to be competitive with CEOs of the Comparison Group and consistent with the Company’s strategy for incentive compensation described above.

Stock Options

As noted above, Mr. Mark did not receive a stock option grant in 2006 or a grant under the Restricted Stock Award Program that complements the stock option program. During the past fourteen years, Mr. Mark has received two option awards, each of which were performance-based, above-market options intended to cover a multi-year period. These awards were made in 1993 and 1997, in lieu of grants that would otherwise have been made on an annual basis through 2003. All options granted were at premium strike prices ranging from 10% to 80% over the market price of the common stock on the date of grant and were subject to additional stock price performance criteria, all of which have been satisfied. Mr. Mark exercised the 1993 options at the end of their term. While he received substantial gains upon exercise as reported in the 2004 Proxy Statement, during the 10-year period these options were in force (January 13, 1993 to January 7, 2003), Colgate’s common stock price increased 286% versus a 114% increase for the S&P 500 and a 175% increase for the Peer Company Group. Mr. Mark continues to hold the shares received upon exercise of the 1993 options. Mr. Mark has not yet exercised the options awarded in 1997, which are included in the table “Outstanding Equity Awards at Fiscal Year-End” on page 31. Based on the difference between the closing price of the Company’s common stock on March 7, 2007, the record date for the Annual Meeting, and the exercise price of the options, the estimated value of the 1997 options is $99,261,292. As in the case of the 1993 options described above, Mr. Mark received no new stock options since the above-market options were granted in 1997. In the more than nine years between when Mr. Mark received the 1997 options and the record date for the Annual Meeting, Colgate’s common stock price increased 111%, versus a 50% increase for the S&P 500 and 67% increase for the Peer Company Group for the same period. During the same nine and a half year period, Colgate’s market capitalization increased from $18.5 billion to $33.8 billion.

Conclusion

In summary, the Company believes that strong executive performance is vital to strong Company performance. Thus, its approach to executive compensation is guided by the principle that executives should have the potential for increased earnings when performance objectives are exceeded, provided that there is appropriate downside risk if performance objectives are not met.

P&O Committee Report

The P&O Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.

The foregoing P&O Committee report has been submitted by the members of the P&O Committee: Richard J. Kogan (Chair), John T. Cahill, Jill K. Conway, David W. Johnson, Delano E. Lewis and J. Pedro Reinhard.

Summary Compensation Table

The following table shows the compensation of the Company’s Chairman and CEO, Chief Financial Officer and three other most highly compensated executive officers (the “Named Officers”) for 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]		Option Awards ($)[3]	Non-Equity Incentive Plan Compensation[4]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[5]	All Other Compensation ($)[6]	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)

Reuben Mark Chairman of the Board and Chief Executive Officer	2006	$1,871,750	—	$16,712,265	[7]	—	$4,465,125	— [5]	$214,210	$23,263,350

Ian M. Cook President and Chief Operating Officer	2006	$891,250	—	$2,374,802	[8]	$2,346,843	$1,977,188	$651,719	$146,832	$8,388,634

Javier G. Teruel [9] Vice Chairman	2006	$880,000	—	$642,879	[10]	$1,149,338	$1,584,000	— [5]	$98,761	$4,354,978

Michael J. Tangney Executive Vice President and President, Colgate-Latin America	2006	$720,667	$306,066	$458,804	[11]	$771,590	$810,192	— [5]	$91,936	$3,159,255

Stephen C. Patrick Chief Financial Officer	2006	$667,500	—	$404,405	[12]	$690,140	$1,001,813	$368,121	$78,387	$3,210,366

Notes to the Summary Compensation Table

[1]

Bonus. As discussed more fully on pages 18 to 20 of the Compensation Discussion and Analysis, the Named Officers earn cash bonuses under the stockholder-approved Executive Incentive Compensation Plan (the “EICP Plan”) based on one or more pre-established performance measures. For officers with corporate-wide responsibilities, which include all of the Named Officers other than Mr. Tangney, the performance measure is growth in earnings-per-share. Officers with specific business unit responsibility, such as Mr. Tangney, are assigned net sales and net profit-after- tax targets specific to their business unit as well as individual and business unit strategic goals. Bonuses awarded based on specific performance measures, i.e., earnings per share or divisional net sales and net profit-after-tax, are reported in column (g) under Non-Equity Incentive Plan Compensation. The amount reflected for Mr. Tangney in this column (d) is the portion of his bonus relating to the achievement of individual and business unit strategic goals, which are not formulaic in nature, and the supplemental award described on page 19 relating to the Company’s growth in earnings-per-share relative to the Peer Company Group.

[2]

Stock Awards. This column reflects the expense recognized in the Company’s financial statements for the year ended December 31, 2006 for restricted stock awards granted to each Named Officer in 2006 and prior years, excluding the costs associated with the remaining amortization of outstanding retiree-eligible awards granted prior to January 1, 2006, when the Company adopted SFAS 123R. Any retiree-eligible awards granted prior to January 1, 2006 were reported in previous proxy statements as compensation in the year of grant, to the extent that the officer was a “Named Officer” for such year. For reporting compensation expense in its financial statements, the Company is required to continue to apply its historical accounting policy of amortizing compensation expense for outstanding retiree-eligible awards granted before 2006 over the stated vesting period or upon retirement, if sooner, but must accelerate the expense recognition of retiree-eligible awards granted in

(Notes continued on next page)

2006 or later. For a description of the assumptions used to calculate the amounts shown in this column, see Note 8 (“Capital Stock and Stock-Based Compensation Plans”) to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2006.

The grant date fair value of stock awards made to the Named Officers in 2006 appears in the table below. For more information regarding these awards and the programs under which they were made, including the terms and conditions and applicable performance measures, see pages 21 to 22 of the Compensation Discussion and Analysis and the Grants of Plan-Based Awards table on page 29.

Named Officer	Long-Term Global Growth Program Awards	Time-Vested Restricted Stock Awards	Recognition and Retention Awards
Reuben Mark	$2,862,146	$—	$10,000,003
Ian M. Cook	$349,654	$556,254	$71,056
Javier G. Teruel	$272,003	$370,876	$—
Michael J. Tangney	$178,493	$242,720	$—
Stephen C. Patrick	$178,493	$225,912	$—

[3]

Option Awards. This column reflects the expense recognized in the Company’s Consolidated Financial Statements for the year ended December 31, 2006 for stock option awards granted to each of the Named Officers in 2006 and prior years, excluding the costs associated with the remaining amortization of outstanding retiree-eligible awards granted prior to January 1, 2006, when the Company adopted SFAS 123R. Any retiree-eligible awards granted prior to January 1, 2006 were reported in previous proxy statements as compensation in the year of grant, to the extent that the officer was a “Named Officer” for such year. For reporting compensation expense in its financial statements, the Company is required to continue to apply its historical accounting policy of amortizing compensation expense for outstanding retiree-eligible awards granted before 2006 over the stated vesting period or upon retirement, if sooner, but must accelerate the expense recognition of retiree-eligible awards granted in 2006 or later. For a description of the assumptions used to calculate the amounts shown in this column, see Note 8 (“Capital Stock and Stock- Based Compensation Plans”) to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2006.

The grant date fair value of option awards made to the Named Officers in 2006 appears in the table below. For more information regarding these awards, their terms and conditions and the program under which they were made, see page 20 of the Compensation Discussion and Analysis and the Grants of Plan-Based Awards table on page 29.

Named Officer	Stock Option Awards
Reuben Mark	$—
Ian M. Cook	$1,699,599
Javier G. Teruel	$1,133,066
Michael J. Tangney	$741,643
Stephen C. Patrick	$690,140

[4]

Non-Equity Incentive Plan Compensation. As explained in note 1 above, this column consists of cash bonuses earned under the EICP Plan based on the achievement of pre-established performance measures for 2006. These bonuses were awarded and paid in March 2007 after full year results for 2006 were known. See pages 18 to 20 of the Compensation Discussion and Analysis and the Grants of Plan-Based Awards table on page 29 for more information regarding these bonuses, including the applicable performance measures.

[5]

Change in Pension Value. This column reflects the aggregate change in the actuarial present value of each Named Officer’s accumulated benefit under the Colgate-Palmolive Company Employees’ Retirement Income Plan and the Supplemental Salaried Employees’ Retirement Plan from December 31, 2005 to December 31, 2006. No value is shown in the column for Messrs. Mark, Teruel and

(Notes continued on next page)

Tangney because the actuarial present value of their accumulated pension benefit declined by $1,378,289, $372,753 and $8,809, respectively, during this period. This is because Messrs. Mark, Teruel and Tangney have been eligible to retire with a full pension benefit for one or more years, and thus every year they continue to work for the Company represents one less year of pension benefits that they will receive. As the Company does not pay above-market or preferential earnings on balances under its non-qualified deferred compensation plans, none are shown here.

[6]

All Other Compensation. The amounts shown in this column are paid pursuant to programs available to either all U.S. employees generally or to a broad group of management employees, except as specifically noted in the footnotes below.

The dollar amount paid under each such program and the value of perquisites and other personal benefits granted to the Named Officers in 2006 were:

Named Officer	Company Contributions to Savings & Investment 401(k) Plan (a)	Company Contributions to Supplemental Savings & Investment Plan (b)	Value of Company- Paid Life Insurance Premiums	Perquisites and Other Personal Benefits (c)
Reuben Mark	$31,127	$139,665	$2,400	$41,018
Ian M. Cook	$34,383	$53,772	$2,400	$56,277
Javier G. Teruel	$33,355	$50,556	$2,400	$12,450
Michael J. Tangney	$30,956	$47,050	$1,930	$12,000
Stephen C. Patrick	$31,127	$33,802	$1,958	$11,500

(a)

This column reflects Company contributions to the Named Officers’ accounts under the Savings and Investment Plan, a broad-based 401(k) plan available generally to all U.S. employees. These contributions are made in the form of shares of Series B Convertible Preference Stock pursuant to the following programs: Company match, retiree medical and life insurance and profit-sharing accounts. The amounts shown represent the value of such shares at the time of allocation to the Named Officers’ accounts under the Savings and Investment Plan.

(b)

This column reflects Company contributions to the Colgate-Palmolive Company Supplemental Savings and Investment Plan (“Supplemental Savings and Investment Plan”), a plan available to all U.S. employees who are not able to receive the full Company match pursuant to the Savings and Investment Plan due to certain IRS limits. Amounts contributed by the Company to the Named Officers’ and other employees’ accounts under this Plan are equal only to the amount of the Company match in excess of these IRS limits.

(c)

This column consists of: (i) a pre-determined annual allowance available to approximately 800 employees in amounts ranging from a maximum of $11,500 for senior executives including the Named Officers to $2,000 for junior executives, (ii) personal use of a car and driver for Messrs. Mark and Cook and (iii) annual physical exams for Messrs. Teruel and Tangney. Each of the Named Officers received the pre-determined allowance of $11,500 during 2006. The pre-determined allowance may be used for a number of qualified expenditures, including legal, financial or tax counseling. The Company implemented this allowance plan over 15 years ago to ensure transparency and uniformity of treatment for all executives regarding perquisites. The incremental cost to the Company of the personal use of a car and driver by Messrs. Mark and Cook was $29,518 and $43,419, respectively. The incremental cost of the personal use of a car and driver was valued as a proportionate amount of the cost of the annual lease, driver, parking garage and fuel or the invoiced cost to the Company for a car service when used. The incremental cost of the annual physical exams was based on the aggregate cost to the Company of providing such exams. Any income taxes due as a result of these perquisites are the responsibility of the Named Officers.

[7]

As explained in note 2 above, this amount is comprised of the compensation expense recognized in 2006, as defined under SFAS 123R, for restricted stock awards granted to Mr. Mark in 2006 and prior years, as follows: (i) for his 2006 grant under the Long-Term Global Growth Program (the

(Notes continued on next page)

“LTGG Program”) described on page 23, $2,862,146; and (ii) for the recognition and retention awards granted to Mr. Mark in 2004, 2005 and 2006, $3,528,263, $6,416,131 and $3,905,725, respectively. In making these awards, which are more fully described on page 23, the P&O Committee wished to recognize Mr. Mark’s substantial continuing contributions to the Company and their desire to retain him during the ongoing senior management transition.

[8]

As explained in note 2 above, this amount is comprised of the compensation expense recognized in 2006, as defined under SFAS 123R, for restricted stock awards granted to Mr. Cook in 2006 and prior years, as follows: (i) for his 2003-2006 grants under the LTGG Program described on pages 21 and 22, a total of $600,266; (ii) for his 2003-2006 awards under the Restricted Stock Award Program (the “RSA Program”) described on page 22, a total of $810,760; and (iii) for recognition and retention awards granted to Mr. Cook in 2001, 2003, 2004, 2005 and 2006, $7,294, $4,327, $10,458, $887,410 and $54,287, respectively.

[9]

As previously announced, Mr. Teruel notified the Company in early 2007 of his intention to retire effective April 1, 2007. For information regarding Mr. Teruel’s retirement benefits and certain other payments in connection with his retirement, see pages 36 and 40.

[10]

As explained in note 2 above, this amount is comprised of the compensation expense recognized in 2006, as defined under SFAS 123R, for restricted stock awards granted to Mr. Teruel in 2006, as follows: (i) for his 2006 grant under the LTGG Program described on pages 21 and 22, $272,003; and (ii) for his 2006 award under the RSA Program described on page 22, $370,876.

[11]

As explained in note 2 above, this amount is comprised of the compensation expense recognized in 2006, as defined under SFAS 123R, for restricted stock awards granted to Mr. Tangney in 2006 and prior years, as follows: (i) for his 2006 grant under the LTGG Program described on pages 21 and 22, $178,493; (ii) for his 2006 award under the RSA Program described on page 22, $242,720; and (iii) for a recognition and retention award granted to Mr. Tangney in 2003, $37,591.

[12]

As explained in note 2 above, this amount is comprised of the compensation expense recognized in 2006, as defined under SFAS 123R, for restricted stock awards granted to Mr. Patrick in 2006, as follows: (i) for his 2006 grant under the LTGG Program described on pages 21 and 22, $178,493; and (ii) for his 2006 award under the RSA Program described on page 22, $225,912.

     Grants of Plan-Based Awards

The following table shows information about the non-equity incentive awards, stock options and restricted stock awards that are reflected in the Summary Compensation Table for 2006 and that were granted to the Named Officers either during or with respect to services rendered in 2006.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Possible Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units (#)[3]		All Other Option Awards: Number of Securities Underlying Options (#)[4]	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)[5]
		Thresh- old ($)	Target (Mid- Point) ($)	Maximum ($)	Thresh- old (#)	Target (Mid- Point) (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)	(k)	(l)

Reuben Mark	3/9/06				32,076	97,200	170,100					$2,862,146
	9/7/06							164,799	[6]	—[7]	—[7]	$10,000,003
	3/8/07	$932,715	$1,984,500	$4,465,125

Ian M. Cook	3/9/06				3,919	11,875	20,781					$349,654
	3/9/06							1,250	[8]			$71,056
	9/7/06									165,000	$60.68	$1,699,599
	9/7/06							9,167				$556,254
	3/8/07	$413,013	$878,750	$1,977,188

Javier G. Teruel	3/9/06				3,048	9,236	16,163					$272,003
	9/7/06									110,000	$60.68	$1,133,066
	9/7/06							6,112				$370,876
	3/8/07	$330,880	$704,000	$1,584,000

Michael J. Tangney	3/9/06				2,000	6,061	10,606					$178,493
	9/7/06									72,000	$60.68	$741,643
	9/7/06							4,000				$242,720
	3/8/07	$56,784	$283,920	$810,192

Stephen C. Patrick	3/9/06				2,000	6,061	10,606					$178,493
	9/7/06									67,000	$60.68	$690,140
	9/7/06							3,723				$225,912
	3/8/07	$209,268	$445,250	$1,001,813

Notes to the Grants of Plan-Based Awards Table

[1]

The amounts shown represent the threshold, mid-point and maximum payouts for annual performance-based cash bonuses under the EICP Plan with respect to services rendered in 2006. The threshold, mid-point and maximum payouts are based on performance against the operating target measures described on pages 18 to 20 of the Compensation Discussion and Analysis, with the maximum payout also reflecting the supplemental award opportunities described on such pages. The actual amounts awarded are reported in column (g) of the Summary Compensation Table on page 25. See pages 18 to 20 of the Compensation Discussion and Analysis for a description of the Company’s annual incentive program.

[2]

The amounts shown represent the threshold, mid-point and maximum award opportunities expressed in shares for restricted stock awards under the LTGG Program pursuant to the EICP Plan for the 2003-2005 measurement cycle. As described in more detail on pages 21 and 22 of the Compensation Discussion and Analysis, restricted stock awards under the LTGG Program are made based on the strength of growth in net sales and compounded earnings per share over a three-year measurement period. Award opportunities are expressed in dollars and are converted into shares based on the fair market value of the Company’s common stock on the date of grant, except that Mr. Mark’s award opportunity is denominated in shares. Actual awards based on the award opportunities shown above were made in March 2006 following the completion of the 2003–2005 performance period, and the number of shares granted to each Named Officer, which was below their mid-point award opportunity, was as follows: Mr. Mark—50,350; Mr. Cook—6,151; Mr. Teruel—4,785; Mr. Tangney—3,140; and

(Notes continued on next page)

Mr. Patrick—3,140. As explained in note 2 on page 25, the portion of each such award that was recognized pursuant to SFAS 123R in the Company’s consolidated financial statements for the year ended December 31, 2006 was included in column (e) of the Summary Compensation Table on page 25. The compensation expense for awards granted under the LTGG Program in March 2007 with respect to the 2004–2006 performance cycle will be recognized during the year ended December 31, 2007 for retirement eligible employees and in 2007 through 2010 for other employees, in accordance with SFAS 123R. See pages 21 and 22 of the Compensation Discussion and Analysis for a description of the LTGG Program, including the material terms and conditions of awards and applicable performance measures.

[3]

This column reflects restricted stock awards granted under the EICP Plan pursuant to the Restricted Stock Award Program adopted in 2004 to complement the Company’s stock option program (the “RSA Program”). Awards under the RSA Program for a particular year are made in September of such year at the same time annual stock option grants are made. See page 22 of the Compensation Discussion and Analysis for further information regarding the RSA Program, including the material terms and conditions of awards thereunder. This column also includes certain recognition and retention awards made to Messrs. Mark and Cook as explained in notes 6 and 8 below.

[4]

The amounts shown represent stock option awards granted under the stockholder-approved Colgate-Palmolive Company 2005 Employee Stock Option Plan. See page 20 of the Compensation Discussion and Analysis for a description of the Company’s stock option program, including the material terms and conditions of awards thereunder.

[5]

This column shows the grant date fair value of: (i) the actual restricted stock awards for which the estimated payout range is described in columns (f) through (h) of this table and (ii) the restricted stock and stock option awards shown in columns (i) and (j) of this table, respectively. The value of restricted stock awards is based on the fair market value of the Company’s common stock on the date of grant. The estimated value of options is calculated using the Black-Scholes option valuation model. For a description of the assumptions used to calculate the amounts, see Note 8 (“Capital Stock and Stock-Based Compensation Plans”) to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2006.

[6]

Mr. Mark did not receive a restricted stock grant under the RSA Program in 2006. The amount shown is comprised of a recognition and retention award of restricted stock under the EICP Plan granted to Mr. Mark in 2006 to recognize his substantial continuing contributions to the Company’s performance and to help ensure his retention during the ongoing senior management transition. This award will vest on December 31, 2008 on the condition that Mr. Mark continue to serve as Chief Executive Officer until at least July 1, 2007 and as Chairman of the Board until December 31, 2008, unless he ceases to be Chairman before such date with the consent of the Board, which would be granted under certain circumstances. For more information about this award and Mr. Mark’s compensation, see pages 22 to 24 of the Compensation Discussion and Analysis.

[7]	Mr. Mark did not receive a stock option grant in 2006. For a description of Mr. Mark’s previous stock option awards, see page 24 of the Compensation Discussion and Analysis.

[8]

This amount is comprised of a recognition award of restricted stock under the EICP Plan granted to Mr. Cook in 2006, which vests over three years, subject to his continued employment through such period or until he becomes eligible for retirement.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information about stock options and restricted stock awards held by the Named Officers as of December 31, 2006.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]
(a)	(b)	(c)	(e)	(f)	(g)	(h)

Reuben Mark	2,600,000	—	$53.02	11/6/07	743,599[3]	$48,512,399
	520,000	—	$37.43	11/6/07
	520,000	—	$34.31	11/6/07
	520,000	—	$40.54	11/6/07
	520,000	—	$43.66	11/6/07
	520,000	—	$46.78	11/6/07

Ian M. Cook	30,000	—	$39.52	3/5/08	137,880[4]	$8,995,291
	20,000	—	$46.92	3/11/09
	70,129	—	$55.66	9/9/09
	20,000	10,000[5]	$64.75	1/13/10
	11,751	—	$56.81	9/11/07
	53,440	—	$48.06	9/14/10
	1,445	—	$57.69	9/11/07
	10,797	—	$59.75	9/11/07
	20,295	—	$59.75	9/10/08
	9,443	—	$59.75	9/9/09
	10,000	20,000[5]	$55.75	5/3/11
	90,000	—	$56.68	9/17/11
	23,494	—	$58.70	9/14/10
	10,207	—	$58.70	9/10/08
	95,000	—	$55.11	9/12/12
	90,000	—	$56.57	9/11/09
	66,666	33,334[5]	$54.40	9/9/10
	50,000	100,000[5]	$53.46	9/8/11
	—	165,000[5]	$60.68	9/7/12

Javier G. Teruel	80,000	—	$27.64	5/1/07	61,829[6]	$4,033,724
	38,000	—	$33.73	9/10/08
	50,000	—	$55.66	9/9/09
	20,000	10,000[7]	$64.75	1/13/10
	17,661	—	$54.28	9/11/07
	11,730	—	$54.28	9/10/08
	80,000	—	$48.06	9/14/10
	11,735	—	$59.33	9/10/08
	8,738	—	$59.33	9/11/07
	90,000	—	$56.68	9/17/11
	95,000	—	$55.11	9/12/12
	90,000	—	$56.57	9/11/09
	62,000	31,000[7]	$54.40	9/9/10
	35,000	70,000[7]	$53.46	9/8/11
	—	110,000[7]	$60.68	9/7/12

Michael J. Tangney	30,000	—	$46.92	3/11/09	29,385[8]	$1,917,077
	43,334	—	$55.66	9/9/09
	33,333	16,667[9]	$64.75	1/13/10
	40,000	—	$48.06	9/14/10
	35,785	—	$60.02	9/11/07
	28,879	—	$60.02	9/10/08
	15,900	—	$60.02	9/9/09
	70,000	—	$56.68	9/17/11
	18,574	—	$54.07	9/14/10
	15,172	—	$54.07	9/10/08
	75,000	—	$55.11	9/12/12
	67,500	—	$56.57	9/11/09
	45,000	22,500[9]	$54.40	9/9/10
	22,500	45,000[9]	$53.46	9/8/11
	—	72,000[9]	$60.68	9/7/12

(Table continued on next page)

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]
(a)	(b)	(c)	(e)	(f)	(g)	(h)

Stephen C. Patrick	30,000	—	$44.13	6/11/08	26,744[10]	$1,744,779
	72,000	—	$33.73	9/10/08
	50,500	—	$55.66	9/9/09
	57,500	—	$48.06	9/14/10
	62,000	—	$56.68	9/17/11
	68,000	—	$55.11	9/12/12
	47,723	—	$51.13	9/11/07
	61,200	—	$56.57	9/11/09
	40,800	20,400[11]	$54.40	9/9/10
	21,666	43,334[11]	$53.46	9/8/11
	—	67,000[11]	$60.68	9/7/12

[1]	The amounts shown include dividend equivalents in the form of additional restricted stock that have accrued during the applicable vesting period.

[2]	The market value of unvested restricted stock is calculated based on the closing price of the Company’s common stock on December 29, 2006.

[3]

The restricted stock awards shown in this column for Mr. Mark will vest as follows: 89,480 on March 1, 2007; 362,074 on March 8, 2007; 54,700 on March 1, 2008; 49,288 on March 1, 2009 and 164,799 on December 31, 2008 subject to certain conditions described in note 6 on page 30.

[4]

The restricted stock awards shown in this column for Mr. Cook will vest as follows: 8,490 on March 1, 2007; 10,555 on September 9, 2007; 7,243 on March 1, 2008; 8,333 on September 8, 2008; 83,265 on December 1, 2010; 7,401 on March 1, 2009 and 9,167 on September 7, 2009.

[5]

The stock option awards shown in this column for Mr. Cook will vest as follows: 10,000 on January 13, 2007; 10,000 on May 3, 2007; 55,000 on September 7, 2007; 50,000 on September 8, 2007; 33,334 on September 9, 2007; 10,000 on May 3, 2008; 55,000 on September 7, 2008; 50,000 on September 8, 2008 and 55,000 on September 7, 2009.

[6]

The shares of restricted stock awards shown in this column for Mr. Teruel will vest as follows: 8,284 on March 1, 2007; 9,923 on September 9, 2007; 5,516 on March 1, 2008; 5,697 on September 8, 2008; 4,674 on March 1, 2009; 5,972 on September 7, 2009 and 18,039 that already vested and will be distributed upon retirement on April 1, 2007.

[7]	The stock option awards shown in this column for Mr. Teruel will vest as follows: 10,000 on January 13, 2007 and 211,000 upon his retirement on April 1, 2007.

[8]

The restricted stock awards shown in this column for Mr. Tangney will vest as follows: 5,329 on March 1, 2007; 7,308 on September 9, 2007; 5,068 on March 1, 2008; 3,668 on September 8, 2008; 3,072 on March 1, 2009 and 3,914 on September 7, 2009.

[9]

The stock option awards shown in this column for Mr. Tangney will vest as follows: 16,667 on January 13, 2007; 24,000 on September 7, 2007; 22,500 on September 8, 2007; 22,500 on September 9, 2007; 24,000 on September 7, 2008; 22,500 on September 8, 2008 and 24,000 on September 7, 2009.

[10]

The restricted stock awards shown in this column for Mr. Patrick will vest as follows: 5,333 on March 1, 2007; 6,630 on September 9, 2007; 3,601 on March 1, 2008; 3,534 on September 8, 2008; 3,072 on March 1, 2009 and 3,644 on September 7, 2009.

[11]

The stock option awards in this column for Mr. Patrick will vest as follows: 22,333 on September 7, 2007; 21,667 on September 8, 2007; 20,400 on September 9, 2007; 22,333 on September 7, 2008; 21,667 on September 8, 2008 and 22,334 on September 7, 2009.

2006 Option Exercises and Vesting of Previously Granted Restricted Stock Awards

The following table contains information about the number of shares acquired and value realized (including dividends accrued during the vesting period) during 2006 upon the exercise or vesting of equity awards previously granted to each of the Named Officers.

Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
(a)	(b)	(c)	(d)	(e)

Reuben Mark	—	—	118,055	$6,470,898

Ian M. Cook	14,967	$52,946	16,761	$917,162

Javier G. Teruel	15,706	$73,955	11,577	$636,076

Michael J. Tangney	28,852	$9,521	10,472	$597,959

Stephen C. Patrick	36,137	$238,012	7,280	$399,874

Notes to the Option Exercises and Stock Vested Table

[1]

The aggregate dollar amount realized upon the exercise of stock options is calculated based on the difference between the fair market value of the Company’s common stock on the exercise date and the exercise price of the stock option.

[2]	The aggregate dollar amount realized upon the vesting of restricted stock awards is calculated based on the closing price of the Company’s common stock on the vesting date of each award.

Retirement Plans

The Named Officers will receive retirement benefits under the Colgate-Palmolive Company Employees’ Retirement Income Plan (the “Retirement Plan”), a broad-based, tax-qualified retirement plan available generally to all U.S. employees, and the Colgate-Palmolive Company Supplemental Salaried Employees’ Retirement Plan (the “Supplemental Retirement Plan”), a non-qualified supplemental plan available to employees whose benefits under the Retirement Plan are subject to certain IRS limits. The Supplemental Retirement Plan provides only for payment of the portion of the Retirement Plan benefit in excess of these IRS limits.

Under the Retirement Plan, benefits are determined in accordance with one of two formulas: (i) the “final average earnings” formula, the formula in effect under the Retirement Plan on June 30, 1989; or (ii) the Personal Retirement Account (“PRA”) formula, which was added to the Retirement Plan on July 1, 1989.

All of the Company’s salaried employees employed at June 30, 1989 were offered a one-time opportunity to elect to maintain the Retirement Plan’s benefit under the “final average earnings” formula by making monthly contributions of 2% of recognized earnings up to the Social Security wage base and 4% of recognized earnings in excess of the wage base. Employees who made this election receive at retirement the greater of the benefit under the “final average earnings” formula or the benefit under the PRA formula. Employees who did not make this election, and eligible employees hired on or after July 1, 1989, receive at retirement the benefit under the PRA formula. The “final average earnings” and PRA formula are described in more detail below.

Total retirement benefits payable under the Retirement Plan and the Supplemental Retirement Plan are subject to a maximum of 70% of the sum of an individual’s base salary at retirement and executive incentive compensation awarded for services rendered in the calendar year immediately preceding retirement. Benefits are subject to an offset for Social Security and certain other amounts. If an employee dies during retirement, the employee’s spouse is entitled to receive a monthly pension equal to 50% of the employee’s normal monthly retirement benefit for life. For approximately 800 employees, including the Named Officers, the employee’s spouse is entitled to receive an additional monthly amount equal to 25% of the employee’s normal monthly retirement benefit for life. However, this benefit is not available to the extent it would cause the total retirement benefit payable to the employee’s spouse to exceed 100% of the employee’s normal retirement benefit.

Final Average Earnings Formula

All of the Named Officers made the one-time election in 1989 described above, and accordingly will receive retirement benefits under the “final average earnings” formula since these exceed the benefits payable to them under the PRA formula. Benefits under the “final average earnings” formula are computed by multiplying “final average earnings” by the product of years of service and 1.8%. “Final average earnings” is defined as the average of an individual’s highest “recognized earnings” for any three consecutive years during the ten years immediately preceding retirement. For the Named Officers, “recognized earnings” for 2006 is the sum of (i) the higher of the salary earned during 2005 or his or her annual salary as of January 1, 2006 and (ii) the cash bonus paid in 2005. Recognized earnings do not include the value of restricted stock awards or options. Employees retiring under the “final average earnings” formula may request that their retirement benefit under the Supplemental Retirement Plan be paid to them in a lump sum rather than an annuity. Such requests may be accepted or denied. If accepted, the lump sum value is calculated by projecting the annual benefit payable over the actuarially determined life of the participant and spouse, if applicable, and discounting each year’s benefit back to the present using currently prevailing interest rates. This amount is limited to the present value of the benefit accrued through December 31, 2004, pursuant to Section 409A of the Internal Revenue Code, except to the extent permitted otherwise under that section. Any residual value over the limitation applicable to the lump sum will be paid in the form of an annuity.

PRA Formula

Eligible employees hired on or after July 1, 1989, and those hired before such date who did not make the one-time election referred to above will receive at retirement the benefit under the PRA formula. As noted above, each of the Named Officers will receive benefits under the “final average earnings” formula because benefits under the “final average earnings” formula are higher than those under the PRA formula in all of their cases. Benefits under the PRA formula are determined as follows: On July 1, 1989, an account was established for each eligible person employed on June 30, 1989, with an opening balance equal to the greater of (i) the value of the pension then accrued under the “final average earnings” formula or (ii) an amount equal to the sum of the monthly pay-based credits that would have been made to the employee’s account had the PRA always been in effect. Thereafter, monthly pay-based credits accumulate in the employee’s account. These credits equal a percentage of the employee’s monthly recognized earnings determined in accordance with the following formula:

Years of Service	Up to 1/48 of Social Security Wage Base	Over 1/48 of Social Security Wage Base
0–9	2.50%	3.75%
10–14	3.00%	4.50%
15–19	4.00%	6.00%
20–24	5.35%	8.00%
25 or more	7.50%	11.25%

The employee’s account receives a monthly credit for interest at an annual rate of 2% over the current six-month Treasury bill rate, adjusted quarterly. This rate was 7.08% in the first quarter of 2007 and 6.37% in the first quarter of 2006. The Company also establishes PRA accounts for all eligible employees hired on or after July 1, 1989, which receive monthly credits as described above.

Pension Benefits

The following table shows the actuarial present value of each Named Officer’s total accumulated benefit under the Retirement Plan and Supplemental Retirement Plan as of December 31, 2006, and assumes that each Named Officer elects a joint and survivor annuity at the time of retirement.

Name	Plan Name	Number of Years Credited Service (#)[1]	Present Value of Accumulated Benefit ($)[2]		Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)		(e)

Reuben Mark	Retirement Plan	43.58	$1,667,400		—
	Supplemental Retirement Plan	43.58	$41,190,827		—

		Total	$42,858,227

Ian M. Cook	Retirement Plan	30.83	$1,427,717		—
	Supplemental Retirement Plan	30.83	$11,792,373		—

		Total	$13,220,090

Javier G. Teruel[3]	Retirement Plan	35.00	$1,590,231	[2]	—
	Supplemental Retirement Plan	35.00	$13,836,460	[2]	—

		Total	$15,426,691

Michael J. Tangney	Retirement Plan	35.25	$1,571,048		—
	Supplemental Retirement Plan	35.25	$8,304,786		—

		Total	$9,875,834

Stephen C. Patrick	Retirement Plan	24.17	$1,035,014		—
	Supplemental Retirement Plan	24.17	$5,403,863		—

		Total	$6,438,877

(See notes on next page)

Notes to the Pension Benefits Table

[1]	The years in this column represent the actual years worked for Colgate by the Named Officers as of December 31, 2006.

[2]

The amounts shown were calculated assuming an estimated discount rate of 5.80% and credited service and final average earnings, as described above, as of December 31, 2006. Accrued benefits were assumed to be payable at the earliest age at which each Named Officer is eligible to retire under each plan without any benefit reduction due to age. For Mr. Mark, accrued benefits are assumed to be payable at his current age. Normal retirement age applicable to the Named Officers under the Retirement Plan and Supplemental Retirement Plan is 65, with early retirement available at age 55. The benefit payable upon early retirement is reduced by one-third of one percent for each month a person retires before age 60. However, there is no reduction in the benefit if the participant has attained 85 years of combined age and service with the Company at the time of early retirement. Based on their respective ages and years of service at December 31, 2006, Messrs. Mark, Teruel and Tangney were eligible for retirement with full benefits; Mr. Patrick was eligible for early retirement with a reduced benefit; and Mr. Cook was not eligible for early retirement. For more information regarding the assumptions used to calculate the accrued benefits as of December 31, 2006, see Note 10 (“Retirement Plans and Other Retiree Benefits”) to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2006. As noted above, the Named Officers may request that a portion of their benefit under the Supplemental Retirement Plan be paid in the form of a lump sum. If such a request were to be made and granted, the lump sum amount payable as of December 31, 2006 to each of the Named Officers would be as follows: Mr. Mark—$35,759,000; Mr. Cook—$3,542,000; Mr. Tangney—$6,487,000; and Mr. Patrick—$4,191,000. Any residual value over the limitation on the lump sum value would be paid in the form of an annuity.

[3]

As previously announced, Mr. Teruel notified the Company in early 2007 of his intention to retire effective April 1, 2007. Mr. Teruel requested that his benefit under the Supplemental Retirement Plan be paid as a lump sum, and such request was granted. Accordingly, Mr. Teruel’s actual retirement benefit under the Retirement Plan and Supplemental Retirement Plan will consist of a lump sum payment of $12,954,105 and an annuity payment of $132,259 per year. Upon Mr. Teruel’s death, his spouse is eligible to receive an annuity payment of $66,130 per year under the Retirement Plan. The Company also entered into an agreement with Mr. Teruel in connection with his retirement providing for a payment of $2.64 million upon his retirement in exchange for his commitment to remain available to the Company for consultation as needed from time to time during the three years following his retirement and a covenant not to compete with the Company during this period.

Deferred Compensation Plan

Eligible employees, including the Named Officers, may elect annually to defer a portion of their salary and/or cash bonus under the Colgate-Palmolive Company Deferred Compensation Plan (the “Deferred Compensation Plan”). Under this plan, participants can defer up to 75% of their salary and/or 100% of their cash bonus payable in the following calendar year. At the option of the participant, these amounts may be deferred to a specific date, at least five years from when the compensation is otherwise payable, or until retirement. Interest on deferred amounts is credited to the participant’s account at the end of each calendar year and compounded annually. Interest accrues at a fixed rate equal to 120% of the Applicable Federal Rate (“AFR”) published by the Internal Revenue Service, which, for amounts deferred in 2006, equaled 5.09% and 5.49% for mid- and long-term rates, respectively. Mid- or long-term AFRs are used based on the length of the deferral period elected. Once established, the same rate remains in effect throughout the entire deferral period.

At the time of deferral, a participant must indicate whether he or she wishes to receive the amount deferred in either a lump sum or up to 10 annual installments. If a participant is less than 55 years old and leaves or retires prior to the elected commencement date for distributions, the deferred amounts will be distributed in a lump sum, regardless of the method of distribution originally elected by the participant. If a participant is 55 or older and leaves or retires prior to the elected commencement date for distributions, the deferred amounts will be paid according to the participant’s original election. If the participant in question is a “key employee” under the Internal Revenue Code, there may be a six-month delay in the commencement of distributions, if triggered by the participant’s termination or retirement. Changes to deferral elections and early withdrawals from deferred accounts are only permitted in extreme cases, such as unforeseen financial hardship which is demonstrated to the P&O Committee. Of the Named Officers, only Mr. Patrick has elected to participate in the Deferred Compensation Plan, and information about his deferrals is included in the Nonqualified Deferred Compensation Table on page 38.

Supplemental Savings & Investment Plan

Employees, including the Named Officers, whose earnings exceed certain applicable federal limitations on compensation that may be recognized under tax-qualified plans, such as the Savings and Investment Plan, are entitled to receive a supplemental contribution under the Supplemental Savings and Investment Plan. The supplemental contribution is equal to the amount of the Company’s matching contributions that cannot be made under the Savings and Investment Plan due to certain federal tax limits. Under the Savings and Investment Plan, the Company matches a portion of employee contributions up to 6% of the employee’s recognized earnings (as defined on page 34), subject to a maximum amount of recognized earnings under applicable federal tax regulations of $220,000 in 2006, and $225,000 in 2007. A participant may elect to receive the supplemental contribution in cash at the end of the calendar year or defer the amount into the Supplemental Savings and Investment Plan. Any deferred amounts earn interest calculated on the same basis as under the Deferred Compensation Plan described above, except for any deferrals made for 2002 and prior years, which will realize investment results based on the performance of Colgate common stock and are distributed in shares of Colgate common stock. Deferred amounts are distributed upon the participant’s departure from the Company. If the participant in question is a “key employee” under the Internal Revenue Code, there may be a six-month delay in the commencement of distributions, if triggered by the participant’s termination or retirement.

Nonqualifed Deferred Compensation

The following table shows information about the amount of contributions, earnings and balances for each Named Officer under the Deferred Compensation Plan and the Supplemental Savings and Investment Plan as of December 31, 2006.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)[1]	Aggregate Earnings in Last Fiscal Year ($)[2]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)[3]
(a)	(b)	(c)	(d)	(e)	(f)

Reuben Mark	—	—	$206,122	—	$1,169,635

Ian M. Cook	—	—	$19,802	—	$112,367

Javier G. Teruel	—	$50,556	$65,169	—	$571,558

Michael J. Tangney	—	$47,050	$81,425	—	$610,030

Stephen C. Patrick	—	—	$37,985	$135,819[4]	$547,281

Notes to the Nonqualified Deferred Compensation Table

[1]

These amounts represent Company contributions under the Supplemental Savings and Investment Plan during 2006, which Mr. Teruel and Mr. Tangney elected to defer into the Supplemental Savings and Investment Plan. Messrs. Mark, Cook and Patrick each elected to receive their supplemental contributions of $139,665, $53,772 and $33,802, respectively, in cash. The Company’s 2006 contributions under the Supplemental Savings and Investment Plan for each Named Officer were also reported as compensation in column (i) of the Summary Compensation Table on page 25.

[2]

These amounts represent the interest credited to each Named Officer during 2006 for amounts deferred under the Deferred Compensation Plan and Supplemental Savings and Investment Plan, as applicable. Since Messrs. Mark, Cook and Patrick did not defer any 2006 compensation, the amounts shown represent interest on pre-existing balances. For information regarding the calculation of interest earnings on these amounts, see page 37.

[3]

Other than the portion attributable to accrued earnings, these amounts were also reported in previous proxy statements as compensation in the year of the executive’s deferral under the Deferred Compensation Plan or the Supplemental Savings and Investment Plan or the Company’s contribution under the Supplemental Savings and Investment Plan, as applicable, to the extent that the officer was a “Named Officer” for such year.

[4]

This amount reflects the lump-sum distribution of the portion of the non-equity incentive bonus that was awarded to Mr. Patrick for 2000 and deferred by him until March 1, 2006, together with interest accrued on such amount.

Executive Severance and Other Termination Benefits

Severance Plan

Change-in-Control. The Company has an Executive Severance Plan (the “Severance Plan”), which the Board of Directors adopted effective September 14, 1989, and last reapproved effective June 10, 2004. The Severance Plan will expire on June 30, 2007, unless renewed by the Board of Directors. The Severance Plan, which is administered by the P&O Committee, is designed to provide participants with reasonable compensation if their employment is terminated following a change in control of the Company. The P&O Committee selects participants from among the executive officers and other key personnel of the Company and has selected a group of approximately 140 participants, including the Named Officers. In addition to the Severance Plan, the Company has incorporated other arrangements relating to a change in control in its benefit plans, as described below.

Under the Severance Plan, if at any time within two years of a “change in control” of the Company, the Company terminates a Named Officer’s employment or a Named Officer terminates employment due to an adverse change in his conditions of employment, such as a dimunition in his position, authority or responsibilities, or a salary reduction (each a “Qualified Termination”), such Named Officer is entitled to receive an amount equal to (i) 36 months of compensation (defined as base salary as of the termination date plus his highest bonus award within the last five years), plus (ii) the present value of additional retirement plan accruals the participant would have received had he remained employed until the end of the severance period, or age 65, if earlier. No severance payments are required if a Named Officer is terminated for “cause”, which is defined as serious willful misconduct likely to result in material economic damage to the Company.

Generally under the plan, a “change in control” is deemed to occur: (a) if any person or entity acquires 20% or more of the Company’s outstanding shares or voting securities (other than securities acquired directly from the Company); (b) if a majority of the board of directors as of the effective date of the Severance Plan are replaced (unless any subsequent board member is approved by at least a majority of the original incumbent board, who shall thereafter be considered an incumbent board member); (c) a reorganization, merger, consolidation or sale or the disposition of all or substantially all of the Company’s assets (other than under specific circumstances); or (d) a complete liquidation or dissolution of the Company which is approved by the Company’s stockholders.

If an outside accounting firm were to determine that a payment under the Severance Plan would cause the Named Officer to exceed the statutory limit and subject him to tax under Section 4999 of the Internal Revenue Code, then the Named Officer would receive a reduced amount resulting in net after-tax payments that are equal to or greater than the amount that would have otherwise been received. If, however, the amount due under the Severance Plan causes him or her to exceed the statutory limit by more than 10%, then the Named Officer will receive such amount plus a gross-up payment that is sufficient to satisfy the Section 4999 tax and any related taxes.

In addition to the foregoing severance benefit, the Severance Plan provides for a payment within 30 days after the change in control, whether or not the Named Officer remains employed, of a pro-rated bonus for the year in question. The pro-rated bonus paid would be offset against any other bonus awarded for the year in question.

Termination for Company Convenience. Whether or not a change in control has occurred, if the Company terminates the employment of a Named Officer at the Company’s convenience other than for cause, the Company will pay in a lump sum amount between 18 to 36 months of the Named Officer’s base salary and continue to pay certain medical, dental and life insurance benefits for the same period. The severance period and the period during which the Company continues such benefits ends when the Named Officer turns 65 or attains 85 years of combined age and service with the Company. The Company is not required to make these payments if it terminates a Named Officer’s employment for “cause” (as defined above) or if such officer voluntarily terminates his employment.

Other Change-in-Control Arrangements

Other arrangements relating to a change-in-control in the Company’s benefit plans are as follows.

•

Equity Awards. Under the Company’s stock option plans, stock options held by employees and non-employee directors that are not yet exercisable become exercisable upon a change in control. Unvested restricted stock awards are considered earned in full and non-forfeitable (i) in the case of performance-based awards, upon a change in control, and (ii) in the case of all other awards, upon a Qualified Termination of employment (as defined above under “Severance Plan”).

•

Deferred Compensation Balances. Under the Severance Plan, employees are also entitled to receive within 30 days following a change in control all amounts previously deferred by the employee under the Deferred Compensation Plan and amounts held in the employee’s Supplemental Savings and Investment Plan account. For more information regarding the Deferred Compensation Plan and the Supplemental Savings and Investment Plan, see page 37.

•

Letter of Credit for Unfunded Retirement Plan. With respect to the Supplemental Retirement Plan, which is an unfunded plan, the Company has arranged for a letter of credit that requires the issuing bank to fund the accrued benefits payable under this plan if the Company refuses to pay these benefits after a change in control. Funding would be made by payments to a trust, the assets of which would be subject to the claims of the Company’s creditors if the Company were to become insolvent.

Death and Disability Benefits

The Company provides additional benefits to approximately 800 employees, including the Named Officers, upon their death or disability. If a Named Officer dies while actively employed, his eligible survivors are entitled to an annuity equal to 20% of the Named Officer’s “recognized earnings” (as defined on page 34) at the time of death. The benefit is payable until the Named Officer would have reached age 65. If the Named Officer’s spouse is not living and their dependent children are under the age of 23, the benefit is paid to them until they reach age 23, or until the employee would have reached age 65, whichever is earlier.

Under the Long-term Disability Plan available to all U.S. employees, the Company generally provides long-term disability benefits based on an employee’s earnings up to a maximum of $300,000. Certain executives, including the Named Officers, receive additional benefits based on the amount of their earnings that exceed $300,000, at no additional cost to them. If a Named Officer becomes disabled on or before age 60 while he is actively employed, he is entitled to receive these increased disability benefits until he reaches age 65. If a Named Officer becomes disabled after age 60 while he is actively employed, he is entitled to receive disability benefits until the earlier of the date on which he reaches age 70 or five years from the date he became disabled.

Deferred Compensation and Retirement Benefits

For information about the pension benefits payable to the Named Officers upon their retirement and deferred compensation balances, see pages 34 to 38. In addition to the post-retirement welfare benefits available to U.S. employees generally, approximately 800 employees, including the Named Officers, who have at least 10 years of service at retirement and have elected a minimum amount of life insurance coverage for the five years immediately preceding retirement, can qualify for a post-retirement life insurance benefit equal to one-half of recognized earnings up to a maximum of $750,000 in lieu of the Company’s regular life insurance plan.

Retirement of Named Officer. As previously announced, early in 2007 Mr. Javier Teruel, Vice Chairman of the Company and one of the Named Officers, notified the Company of his intention to retire effective April 1, 2007. For a description of pension benefits and certain other payments to be made to Mr. Teruel in connection with his retirement, see note 3 on page 36.

Equity Awards

The treatment, in general, of previously granted equity awards in the case of the termination of employment under the following circumstances is as follows:

•

Death, Disability or Retirement. All unvested restricted stock awards, including those subject to continued employment, will continue to vest and be distributed in accordance with their original vesting schedule. All outstanding stock options, whether or not previously exercisable, will be exercisable for a period of three years, or until the end of the original term of the option, whichever is shorter.

•

Termination for Company Convenience. Where severance is paid following a termination of employment at the Company’s convenience, the severance period is counted in determining the vesting of restricted stock awards and stock options and whether the employee is eligible for retirement treatment. If the employee is eligible for retirement treatment, equity awards are treated as outlined above. If not, any unvested restricted stock awards that would have vested during the severance period will continue to vest and be distributed in accordance with their original vesting schedule. Any unvested stock options that would have vested during the severance period will be vested upon termination and, together with any other vested stock options, will be exercisable for a period of three months or until the end of the original term of the option, whichever is shorter. Any remaining unvested restricted stock awards and stock options will be forfeited.

•	Termination for Cause. Unvested restricted stock awards and both vested and unvested stock options are forfeited.

•

Resignation. Unvested restricted stock and unvested option awards are forfeited. Vested stock options are exercisable for a period of three months after termination, or until the end of their original term, if shorter.

•	Change-in-Control. For a description of the treatment of equity awards following a change in control of the Company, see “Other Change-in-Control Arrangements” on page 40.

Potential Payments Upon Termination or Change-in-Control

The following table sets forth the estimated, incremental payments and benefits, beyond existing compensation and benefit entitlements described previously in this Proxy Statement that are not contingent upon a termination or change-in-control, payable to each Named Officer upon termination of his employment or a change in control of the Company, assuming that the triggering event occurred at year-end 2006.

	Change-In-Control		Involuntary Termination

Name	Without Qualified Termination[1]	With Qualified Termination[2]	With Cause	Without Cause[3]	Resignation	Death[4]	Disability[5]	Retirement[6]

Reuben Mark	—	$19,091,376	—	—	—	—	$4,641,812	—

Ian M. Cook	—	$24,778,156	—	—	—	$292,960	$6,406,400	—

Javier G. Teruel[7]	—	$10,872,260	—	—	—	—	$4,873,950	—

Michael J. Tangney	—	$5,407,464	—	—	—	—	$2,507,300	—

Stephen C. Patrick	—	$5,102,397	—	$1,113,475	—	—	$2,777,376	—

[1]

Change-in-Control without Qualified Termination. As shown in this column, if there is a change in control but there is no Qualified Termination of the Named Officer’s employment (as defined above under “Severance Plan”), he would not be entitled to receive any incremental payment or benefit. However, the vesting or distribution of certain existing compensation reported previously in this Proxy Statement would be accelerated as follows:

•

Equity Awards. The vesting of certain previously granted equity awards would be accelerated as described under “Other Change-in-Control Arrangements—Equity Awards” on page 40. All such awards were reported on Forms 4 when granted and as compensation in the proxy statement for the year of grant, to the extent the officer was a “Named Officer” for that year. The estimated value as of year-end 2006 of the previously granted awards that would be accelerated for the applicable Named Officers is as follows: Mr. Cook—$ 3,821,686; Mr. Teruel—$4,900; and Mr. Tangney—$8,167. The estimated value of restricted stock awards that would be accelerated was calculated based on the closing price of the Company’s common stock on December 29, 2006. The estimated value of the stock options that would be accelerated was calculated based on the difference between the closing price of the Company’s common stock on December 29, 2006, and the applicable exercise price.

•

Pro-Rated Bonus. In addition, the Named Officers would be entitled to receive a pro-rated portion of their annual EICP cash bonus for the year in which the change in control occurs (reported as of year-end 2006 in column (g) of the Summary Compensation Table on page 25).

•

Deferred Compensation Balances. The Named Officers would be entitled to receive any amounts previously deferred by them under the Deferred Compensation Plan or Supplemental Savings and Investment Plan (reported as of year-end 2006 in column (f) of the Nonqualified Deferred Compensation Table on page 38).

[2]

Change-in-Control with Qualified Termination. This column consists of the following benefits under the Severance Plan described on page 39: (i) severance payments, (ii) the value of accruals under Company retirement plans during the severance period, (iii) continuation of medical, dental and life insurance benefits during the severance period, and (iv) excise tax and gross- up payments, if any. The value of retirement accruals was calculated based on the difference between the present value of additional retirement plan accruals that the Named Officer would have received had he remained employed until the end of the severance period, or age 65, if earlier, and the present value of retirement benefits payable at the change-in-control date without assuming future service. For more

(Notes continued on next page)

information regarding the assumptions used to calculate the present value of retirement benefits, see note 2 to the Pension Benefits Table on page 36. The additional medical, dental and life insurance benefit was valued based on the aggregate premiums paid by the Company for the applicable severance period. The excise tax and gross-up payments were calculated using guidelines set forth in Section 280G of the Internal Revenue Code.

In addition to the amounts shown in this column, the vesting or distribution of certain existing compensation reported previously in this Proxy Statement would be accelerated as follows:

•

Equity Awards. In addition to the amounts shown in this column, the vesting of certain previously granted equity awards would be accelerated as described under “Other Change-in-Control Arrangements—Equity Awards” on page 40. All such awards were reported on Forms 4 when granted and as compensation in the proxy statement for the year of grant, to the extent the officer was a “Named Officer” for that year. The estimated value as of year-end 2006 of the previously granted awards that would be accelerated for the applicable Named Officers is as follows: Mr. Mark—$34,373,195; Mr. Cook—$11,258,720; Mr. Teruel—$4,900; and Mr. Tangney—$8,167. For the assumptions used to calculate these amounts, see note 1 above.

•

Pro-Rated Bonus. Each Named Officer would also be entitled to receive a pro-rated portion of their annual EICP cash bonus for the year in which the change in control occurs (reported as of year-end 2006 in column (g) of the Summary Compensation Table on page 25).

•

Retirement Accruals and Deferred Compensation Balances. The Named Officers would be entitled to receive their accrued retirement benefits (reported in the Pension Benefits Table on page 35) and any amounts previously deferred by them under the Deferred Compensation Plan or Supplemental Savings and Investment Plan (reported as of year-end 2006 in column (f) of the Nonqualified Deferred Compensation Table on page 38).

[3]

Involuntary Termination without Cause. Only Mr. Patrick is eligible for severance in the event of termination for Company convenience under the Severance Plan, as he has neither reached age 65 nor attained 85 years of combined age and service. This column shows the severance payment and the value of accruals under Company retirement plans and the continuation of medical, dental and life insurance benefits during the severance period that would be payable to Mr. Patrick. For the assumptions used to calculate the additional retirement and insurance benefits, see note 2 above.

In addition to the amounts shown in this column, the vesting of certain previously granted equity awards would be accelerated as described under “Termination for Company Convenience” on page 41. All such awards were reported on Forms 4 when granted and as compensation in the proxy statement for the year of grant, to the extent the officer was a “Named Officer” for that year. The estimated value as of year-end 2006 for awards that would be accelerated for the applicable Named Officers is as follows: Mr. Mark—$34,373,195; Mr. Cook—$3,111,120; Mr. Teruel—$4,900; and Mr. Tangney—$8,167. For the assumptions used to calculate these amounts, see note 1 above. If the triggering event occurs at year-end, as assumed in the table above, each Named Officer would also be entitled to receive his annual EICP cash bonus for the year in which the triggering event occurs (reported in column (g) of the Summary Compensation Table on page 25), his LTGG award for the three-year performance cycle ending such year (reported as the first entry in column (i) of the Grants of Plan-Based Awards Table on page 29), and any amounts previously deferred by him under the Deferred Compensation Plan and Supplemental Savings and Investment Plan (reported in the Nonqualified Deferred Compensation Table on page 38).

[4]

Death. This column consists of a spousal annuity, the value of which was calculated based on the lump sum of all of the annuities payable until the Named Officer would have reached 65 or would have become eligible for early retirement. Only Mr. Cook was eligible for the survivor annuity as of December 31, 2006, as he was not then yet eligible for early retirement. In addition to the amounts shown in this column, the vesting of certain previously granted equity awards would be accelerated

(Notes continued on next page)

as described under “Death, Disability or Retirement” on page 41. All such awards were reported on Forms 4 when granted and as compensation in the proxy statement for the year of grant, to the extent the officer was a “Named Officer” for that year. The estimated value as of year-end 2006 for awards that would be accelerated for the applicable Named Officers is as follows: Mr. Mark—$34,373,195; Mr. Cook—$11,258,720; Mr. Teruel—$4,900; and Mr. Tangney—$8,167. For the assumptions used to calculate these amounts, see note 1 above. If the triggering event occurs at year-end, as assumed in the table above, each Named Officer would also be entitled to receive his annual EICP cash bonus for the year in which the triggering event occurs (reported in column (g) of the Summary Compensation Table on page 25) and his LTGG award for the three-year performance cycle ending such year (reported as the first entry in column (i) of the Grants of Plan-Based Awards Table on page 29).

[5]

Disability. This column consists of additional long-term disability benefits for which each Named Officer is eligible, as described more fully on page 40. In addition to the amounts shown in this column, the vesting of certain previously granted equity awards would be accelerated as described under “Death, Disability or Retirement” on page 41. All such awards were reported on Forms 4 when granted and as compensation in the proxy statement for the year of grant, to the extent the officer was a “Named Officer” for that year. The estimated value as of year-end 2006 for awards that would be accelerated for the applicable Named Officers is as follows: Mr. Mark—$34,373,195; Mr. Cook—$11,258,720; Mr. Teruel—$4,900; and Mr. Tangney—$8,167. For the assumptions used to calculate these amounts, see note 1 above. If the triggering event occurs at year-end, as assumed in the table above, each Named Officer would also be entitled to receive his annual EICP cash bonus for the year in which the triggering event occurs (reported in column (g) of the Summary Compensation Table on page 25) and his LTGG award for the three-year performance cycle ending such year (reported as the first entry in column (i) of the Grants of Plan-Based Awards Table on page 29).

[6]

Retirement. As shown in this column, the Named Officers would not be entitled to receive any incremental payment or benefit upon retirement. Each Named Officer would be entitled to receive his retirement benefits under the Retirement Plan and Supplemental Retirement Plan, as described on page 35. If the triggering event occurs at year-end, as assumed in the table above, each Named Officer would also be entitled to receive his annual EICP cash bonus for the year in which the triggering event occurs (reported in column (g) of the Summary Compensation Table on page 25), his LTGG award for the three-year performance cycle ending such year (reported as the first entry in column (i) of the Grants of Plan-Based Awards Table on page 29), and any amounts previously deferred under the Deferred Compensation Plan and Supplemental Savings and Investment Plan (reported as of year-end in column (f) of the Nonqualified Deferred Compensation Table on page 38) in accordance with the distribution schedule elected by the Named Officer.

[7]

As noted on page 40, Mr. Teruel notified the Company in early 2007 of his intention to retire effective April 1, 2007. For a description of pension benefits and certain other payments to be made to Mr. Teruel in connection with his retirement, see note 3 on page 36.

Compensation of Directors

Compensation for the independent directors is set by the Board at the recommendation of the Nominating and Corporate Governance Committee. The majority of the compensation paid to the independent directors is in the form of Colgate equity pursuant to stockholder-approved plans that provide for fixed annual grants, as described below.

In 2006, each independent director (that is, all directors except Mr. Mark) received the following compensation, as applicable:

Annual Fee	2,600 shares of common stock
Meeting Fees	$1,000 for each Board or committee meeting attended
Committee Chairperson Fees	$3,000 for the chair of each committee
$1,500 for the deputy chair of each committee
Stock Option Grant	Options to purchase 4,000 shares of common stock
Expenses and Benefits	Reimbursement of travel and related expenses incurred in attending meetings; life and travel/accident insurance; and Charitable Matching Gifts Program to schools and other qualified organizations

Mr. Mark does not receive any compensation or fees for serving on the Board of Directors or any Board committee.

Deferral of Fees

Under the Colgate-Palmolive Company Non-Employee Director Stock Plan (the “Director Stock Plan”) approved by the Company’s stockholders in 2006, directors may elect to defer all or a part of their annual stock compensation. Deferred stock compensation is credited to a stock unit account, the value of which reflects changes in the market price of the Company’s common stock and dividends paid. No interest is paid on deferred balances. The directors also may elect to receive cash in lieu of up to 25% of the shares of the Company’s common stock granted and not deferred under the Director Stock Plan solely for the purpose of satisfying related tax obligations.

Directors may elect to defer all or a part of their cash compensation for committee chairperson and meeting fees under the Colgate-Palmolive Company Restated and Amended Deferred Compensation Plan for Non-Employee Directors. As with the Director Stock Plan, deferred fees are credited to a stock unit account, the value of which reflects changes in the market price of the Common Stock and dividends paid. No interest is paid on deferred balances. Under both plans, distributions are made in shares of the Company’s common stock in annual installments or by lump sum on the date chosen by the director.

The table included in “Stock Ownership of Directors and Executive Officers” on page 47 includes information concerning directors who have elected to defer their fees.

Election to Purchase Stock

Directors may elect to purchase the Company’s common stock with all or a portion of their cash compensation for committee chairperson and meeting fees. Shares of the Company’s common stock that represent committee chairperson fees are purchased on behalf of directors who make this election at the beginning of the year, and shares that represent meeting fees are purchased after the end of the year. In both cases, shares are purchased on behalf of directors on the third business day following the announcement of the Company’s annual earnings.

Director Compensation

The following table shows the compensation earned by each non-employee director in 2006.

Name	Fees Earned or Paid in Cash ($)[1]		Stock Awards ($)[2]		Option Awards ($)[3]	All Other Compensation ($)[4]	Total ($)
(a)	(b)		(c)		(d)	(g)	(h)

John T. Cahill	$14,500		$144,820		$26,520	$8,000	$193,840

Jill K. Conway	$27,000		$144,820		$39,140	$5,000	$215,960

Ellen M. Hancock	$28,500	[5]	$144,820		$46,900	$5,930	$226,150

David W. Johnson	$66,205	[6]	$108,615	[6]	$39,140	$8,250	$222,210

Richard J. Kogan	$31,000		$144,820		$58,074	$6,250	$240,144

Delano E. Lewis	$60,205	[6]	$108,615	[6]	$39,140	$1,350	$209,310

J. Pedro Reinhard	$13,000		$144,820		$20,770	—	$178,590

Howard B. Wentz, Jr.	$63,205	[6]	$108,615	[6]	$39,140	—	$210,960

Notes to the Director Compensation Table

[1]	Consists of meeting and committee chair and deputy chair fees, as described above.

[2]

As noted above, directors receive an annual grant of 2,600 shares of the Company’s common stock. This column reflects the expense recognized in the Company’s Consolidated Financial Statements for the year ended December 31, 2006 for stock awards granted to each director in 2006. The grant date fair value of stock awards granted to each director in 2006 was $144,820, based on the fair market value of the Company’s common stock on the date of grant.

[3]

As noted above, directors receive an annual grant of 4,000 stock options. This column reflects the expense recognized in the Company’s Consolidated Financial Statements for the year ended December 31, 2006 for stock option awards granted to each director in 2006 and prior years, excluding the costs associated with the remaining amortization of outstanding retiree-eligible awards granted prior to January 1, 2006, when the Company adopted SFAS 123, as described in note 3 on page 26. The grant date fair value of stock options granted to each director in 2006 was $9.78. The estimated value of options is calculated using the Black-Scholes option valuation model. For a description of the assumptions used to calculate the amounts shown in this column, see Note 8 (“Capital Stock and Stock-Based Compensation Plans”) to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2006.

The aggregate number of stock options outstanding for each director as of December 31, 2006 was as follows: Mr. Cahill—5,000; Mrs. Conway—36,107; Mrs. Hancock—30,470; Mr. Johnson—32,000; Mr. Kogan—32,000; Mr. Lewis—24,000; Mr. Reinhard—4,000; and Mr. Wentz—5,556.

[4]

The amounts shown represent matching charitable donations contributed by the Company in the director’s name pursuant to the Charitable Matching Gifts Program, which is available to all directors, U.S. retirees and U.S. employees who are actively employed on a full time basis and have completed at least one year’s service. Under the program, the Company matches contributions to schools and other eligible institutions up to a maximum of $8,000 per individual per year. Eligible gifts up to $250 are matched on a 2:1 basis with all other eligible gifts up to $7,750 matched on a 1:1 basis. The Company does not match certain gifts such as contributions to organizations that are not tax-exempt, dues to alumni or similar groups, tuition payments, contributions to school funds or associations that are not used exclusively to support educational purposes of the institution and any gift for which the donor receives a substantial benefit.

[5]	In 2006, Mrs. Hancock elected to purchase Colgate common stock with her meeting and deputy chair fees under the procedure described on page 45.

[6]	Messrs. Johnson, Lewis and Wentz each elected to receive 25% of his annual stock fee in cash to satisfy tax obligations pursuant to the procedure described on page 45.

STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers

Directors and executive officers of the Company own significant amounts of Company stock. Under the Company’s stock ownership guidelines, independent directors are required to own stock equal in value to at least five times their annual fee and executive officers of the Company are required to own stock equal in value to at least two to five times their salary, depending on their grade level.

The following table shows the beneficial ownership of Common Stock and Series B Convertible Preference Stock of each director, each of the Named Officers appearing in the Summary Compensation Table on page 25 and the directors and executive officers (including the Named Officers) as a group. “Beneficial ownership” as used here means more than “ownership” as that term is commonly used. For example, a person “beneficially” owns Colgate stock not only if he or she holds it directly, but also if he or she has (or shares) the power to vote or sell the stock indirectly (for example, through a relationship, a position as a director or trustee, or a contract or understanding). Beneficial ownership also includes shares a person has the right to acquire within 60 days, for example, through the exercise of a stock option.

	Common Stock
	Amount and Nature of Beneficial Ownership[1,2]				Series B Convertible Preference Stock (ESOP)[1,2]

Name of Beneficial Owner	Directly Owned[3]		Exercisable Options[4]	Common Stock Units[5]	Amount and Nature of Beneficial Ownership[2,6]

Reuben Mark[7]	5,879,145		5,200,000	—	6,068

Ian M. Cook[8]	112,252		702,667	—	3,290

Javier G. Teruel[9]	231,544		619,864	—	3,019

Michael J. Tangney	356,021		557,644	—	4,284

Stephen C. Patrick	165,255		511,389	—	3,048

John T. Cahill[10]	2,597	[10]	1,666	5,823	—

Jill K. Conway[11]	10,244		30,270	28,755	—

Ellen M. Hancock[12]	28,334		26,469	35,019	—

David W. Johnson	53,604		19,999	7,008	—

Richard J. Kogan	36,574		27,999	—	—

Delano E. Lewis[13]	8,251		19,999	6,989	—

J. Pedro Reinhard[14]	103	[14]	1,333	5,150	—

Howard B. Wentz, Jr.	55,862		1,333	—	—

All directors and executive officers as a group (27 persons)	7,537,446		9,912,430	88,744	39,415

Notes to the Stock Ownership Table

[1]

Information about Common Stock and Series B Convertible Preference Stock holdings is as of March 8, 2007. Unless stated otherwise in these notes, each person named in the table owns his or her shares directly and has sole voting and investment power over such shares.

[2]

Each person named in the table beneficially owns less than 1% of the outstanding Common Stock and Series B Convertible Preference Stock, except for Mr. Mark, who beneficially owns 2.1% of the outstanding Common Stock. The directors and executive officers as a group beneficially own 3.34% of the outstanding Common Stock and 1.2% of the outstanding Series B Convertible Preference Stock.

[3]	Includes shares of restricted stock that were outstanding as of December 31, 2006 and that vested on or prior to March 8, 2007.

(Notes continued on next page)

[4]

This column includes options that are exercisable on or before May 8, 2007, 60 days after March 8, 2007. As of March 8, 2007, a total of 36,446,460 options were outstanding under the Company’s stock option plans and 31,549,902 shares were available for future grants.

[5]

Includes Common Stock units credited to one or more of the following accounts: (i) a deferred account under the Director Stock Plan; (ii) a deferred account under the Restated and Amended Deferred Compensation Plan for Non-Employee Directors; or (iii) an account representing the accrued value under the Pension Plan for Outside Directors that was terminated as of December 31, 1996. In each case, the holder of Common Stock units has no voting or investment power over such units.

[6]

The Company issues Series B Convertible Preference Stock to a trustee acting on behalf of the Savings and Investment Plan. Employees who participate in this plan, including the Named Officers appearing in the table above, have voting power over such shares allocated to their accounts under the plan, subject to the right of the plan trustee to vote shares if a participant fails to do so. Participants have no investment power over such shares until they are distributed or diversified at the participant’s election in accordance with the terms of the plan.

[7]

Mr. Mark has pledged 551,011 shares of Common Stock to a bank as security for a loan, which represents approximately 5% of the shares of Common Stock beneficially owned by him and reflected in the above table.

[8]	Mr. Cook’s holdings include 20,000 shares of Common Stock owned jointly with his spouse.

[9]

Mr. Teruel holds 65,934 shares of Common Stock, which represents approximately 8% of the shares of Common Stock beneficially owned by him and reflected in the above table, in a margin securities account.

[10]	Mr. Cahill was elected to the Board on October 6, 2005. New directors have five years to meet the Company’s stock ownership guidelines.

[11]	Mrs. Conway’s holdings are owned by the Jill K. Conway Trust.

[12]	Mrs. Hancock’s holdings include 13,182 shares of Common Stock owned jointly with her spouse.

[13]

Mr. Lewis holds 2,301 shares of Common Stock, which represents approximately 7% of the shares of Common Stock beneficially owned by him and reflected in the above table, in a margin securities account.

[14]	Mr. Reinhard was elected to the Board on January 12, 2006. As noted above, new directors have five years to meet the Company’s stock ownership guidelines.

Stock Ownership of Certain Beneficial Owners

The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of the Company’s outstanding Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of December 31, 2006	Percent of Common Stock Outstanding as of December 31, 2006

State Street Bank and Trust Company (as trustee of the Colgate-Palmolive Company Employee Stock Ownership Trust)[1]	41,559,089[2]	7.7%
225 Franklin Street
Boston, MA 02110

FMR Corp.	33,583,166[3]	6.5%
82 Devonshire Street
Boston, MA 02109

[1]	State Street Bank and Trust Company (the “Trustee”) is the trustee of the Colgate-Palmolive Company Employee Stock Ownership Trust (the “Trust”).

[2]	On a Schedule 13G dated February 13, 2007 filed with the SEC by the Trustee, the Trustee reported that, as of December 31, 2006, it beneficially owned 41,559,089 shares of Common Stock as follows:

•

28,302,107 shares of Common Stock over which the Trustee had shared voting power (including 27,412,960 shares of Common Stock which were issuable upon the conversion of the Company’s Series B Convertible Preference Stock); and

•	13,256,982 shares of Common Stock over which the Trustee had sole voting power.

The Trustee had shared power to dispose of all such shares.

For information regarding the voting of shares allocated to the Colgate-Palmolive Employee Stock Ownership Plan Participants, please see “Voting Procedures—Voting by Employees Participating in the Company’s Savings and Investment Plan” on page 3. The Trustee will vote unallocated shares in the same proportion in which allocated shares are voted.

[3]

According to a Schedule 13G/A, dated February 14, 2007, filed with the SEC jointly by FMR Corp., Edward C. Johnson 3d, the Chairman of FMR Corp., and Fidelity Management and Research Company, a wholly-owned subsidiary of FMR Corp. (“Fidelity”), as of December 31, 2006: (i) Fidelity was the beneficial owner of 30,523,602 shares of Common Stock in its capacity as investment adviser to various registered investment companies (the “Fidelity Funds”) (the power to vote such shares resides solely with the trustees of the Fidelity Funds, while the power to dispose of such shares resides with each of Mr. Johnson, FMR Corp., through its control of Fidelity, and the Fidelity Funds); (ii) Fidelity Management Trust Company (“Fidelity Management”), a bank that is wholly-owned by FMR Corp., was the beneficial owner of 53,800 shares of Common Stock (the sole power to dispose of and vote such shares resides with each of Mr. Johnson and FMR Corp., through its control of Fidelity Management); (iii) Strategic Advisers, Inc., an investment adviser that is wholly-owned by FMR Corp., was the beneficial owner of 17,732 shares of Common Stock; (iv) Pyramis Global Advisors, LLC (“PGALLC”), an investment adviser that is indirectly wholly-owned by FMR Corp., was the beneficial owner of 118,500 shares of Common Stock (the sole power to dispose of and vote such shares resides with each of Mr. Johnson and FMR Corp., through its control of PGALLC); (v) Pyramis Global Advisors Trust Company (“PGATC”), a bank that is indirectly wholly-owned by FMR Corp., was the beneficial owner of 1,423,720 shares of Common Stock (the sole power to dispose of and vote such shares resides with each of Mr. Johnson and FMR Corp., through its control of PGATC); and (vi) Fidelity International Limited, an investment advisor of which Mr. Johnson is chairman, but which is managed independently from FMR Corp., was the beneficial owner of 1,445,812 shares of Common Stock.

Compliance with Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and any persons owning more than 10% of a class of the Company’s stock to file reports with the SEC and the NYSE regarding their ownership of the Company’s stock and any changes in such ownership. The Company undertakes to file such reports on behalf of its directors and executive officers pursuant to a power of attorney given to certain attorneys-in-fact. Based on the Company’s review of copies of these reports and officer and director certifications, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers were complied with during 2006, except that on May 8, 2006, a Form 4 was filed on behalf of Edmund D. Toben, Chief Information Officer reporting the sale of 7,000 shares of Common Stock which had been sold on May 3, 2006.

Certain Relationships and Related Transactions

Colgate has a long-standing policy against its directors, officers and employees entering into transactions that present actual or potential conflicts of interests. This policy is reflected in the Company’s Code of Conduct, Business Practices Guidelines and Director Independence Standards. In addition, the Board of Directors has adopted a written policy regarding related person transactions which supplements the Company’s historic policies by establishing additional procedures for monitoring and reviewing and, if appropriate, approving or ratifying, these types of transactions. The policy covers any “related person transaction”, as defined under SEC rules, which generally includes any transaction, arrangement or relationship involving more than $120,000 in which the Company or any of its subsidiaries was, is or will be a participant and in which a “related person” has a material direct or indirect interest. “Related persons” mean directors and executive officers and their immediate family members, and shareholders owning five percent or more of Colgate’s outstanding stock.

The Company’s Corporate Legal Department together with the Corporate Controller’s Department are responsible for periodically monitoring compliance with these policies and procedures. In the rare instance where a related person transaction is determined to be in the best interests of the Company, only the independent directors of the Board may approve or ratify the transaction in accordance with the procedures for review, approval or ratification described in the policy. Based on the Company’s review of its transactions, there were no transactions considered to be a related person transaction during 2006.

PROPOSALS REQUIRING YOUR VOTE

The following four proposals will be presented at the meeting for your vote. Space is provided in the accompanying proxy card to vote for or against or abstain from voting on each of the proposals. If you vote using the telephone or Internet, you will be instructed how to vote for or against or abstain from voting on these proposals.

The Board of Directors recommends a vote for Proposals 1 and 2 and against Proposals 3 and 4.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated eight people for election as directors at the Annual Meeting. All nominees are currently serving as directors of the Company and were elected at the 2006 Annual Meeting. If you elect these nominees, they will hold office until the next Annual Meeting or until their successors have been elected and qualified. For information about Colgate’s by-law provisions regarding the election of directors, please see “Majority Voting in Director Elections” on page 11.

The nominees are John T. Cahill, Jill K. Conway, Ellen M. Hancock, David W. Johnson, Richard J. Kogan, Delano E. Lewis, Reuben Mark and J. Pedro Reinhard. Biographical information regarding the nominees appears on pages 8 to 10 of this Proxy Statement.

The Board of Directors recommends a vote FOR the nominees for director listed above.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007. PricewaterhouseCoopers LLP has audited the accounts of the Company since May 2002. The Board considers it desirable to continue the services of PricewaterhouseCoopers LLP.

The fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered to the Company during 2006 and 2005 are set forth below. The Audit Committee has concluded that the provision of the non-audit services described below by PricewaterhouseCoopers LLP to the Company did not and does not impair or compromise their independence. All such services were pre-approved by the Audit Committee in accordance with the pre-approval policy described on page 52.

PricewaterhouseCoopers LLP Fees
(in millions)

	2006	2005
Audit Fees	$9.9	$9.6
Audit-Related Fees	0.7	0.3
Tax Fees	3.6	3.4
All Other Fees	—	—

Total	$14.2	$13.3

Audit Fees

These amounts represent fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services related to statutory and regulatory filings and engagements for such fiscal years. Audit fees also represent fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting for the fiscal years ended December 31, 2006 and 2005.

Audit-Related Fees

These amounts represent fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered that were reasonably related to the performance of the audits or the reviews of the Company’s financial statements in 2006 and 2005 (but which are not included under “Audit Fees” above). Audit-Related fees consisted principally of acquisition due diligence and employee benefit plan audits.

Tax Fees

These amounts represent fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered relating to tax compliance, tax advice and tax planning in various tax jurisdictions around the world. This category includes fees of $2.2 million and $2.4 million for the years ended December 31, 2006 and 2005, respectively, related to tax compliance services for the Company’s expatriate employee programs. The remaining fees were associated with assistance in tax return filings, tax audits and refund claims as well as advice on interpretation and compliance with tax laws (aggregating $1.3 million and $0.9 million in 2006 and 2005, respectively) and other general tax advisory services ($0.1 million in each of 2006 and 2005).

All Other Fees

None.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by the Company’s independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and may also pre-approve detailed types of audit-related and permitted tax services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre- approved by the Audit Committee on an engagement-by-engagement basis. The Audit Committee may delegate its authority to pre-approve services to one or more of its members, whose activities are reported to the Audit Committee at each regularly scheduled meeting.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

If the stockholders should fail to ratify the selection of the independent registered public accounting firm, the Audit Committee will designate an independent registered public accounting firm as required under the rules of the Exchange Act and in accordance with its charter.

The Board of Directors recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2007.

PROPOSAL 3: STOCKHOLDER PROPOSAL

William Steiner, 112 Abbottsford Gate, Piermont, NY 10968, owner of 1,500 shares of Common Stock, has informed the Company in writing that he intends to offer the following resolution for consideration at the Annual Meeting.

3—Special Shareholder Meetings

RESOLVED, shareholders ask our board of directors to amend our bylaws to give holders of at least 10% to 25% of the outstanding common stock the power to call a special shareholder meeting.

Shareholders should have the ability, within reasonable limits, to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration. Shareholder control over timing is especially important in the context of a major acquisition or restructuring, when events unfold quickly and issues may become moot by the next annual meeting.

Thus this proposal asks our board to amend our bylaws to establish a process by which holders of 10% to 25% of our outstanding common shares may demand that a special meeting be called. The corporate laws of many states (though not Delaware, where our company is incorporated) provide that holders of only 10% of shares may call a special meeting, absent a contrary provision in the charter or bylaws. Accordingly, a 10% to 25% threshold strikes a reasonable balance between enhancing shareholder rights and avoiding excessive distraction at our company.

Prominent institutional investors and organizations support a shareholder right to call a special meeting. Fidelity and Vanguard are among the mutual funds supporting a shareholder right to call a special meeting. Governance ratings services, such as The Corporate Library and Governance Metrics International, take special meeting rights into account when assigning company ratings. This topic also won 65% support of JPMorgan Chase & Co. (JPM) shareholders at the 2006 JPM annual meeting.

It is important to take a step forward and support this one proposal since our 2006 governance standards were not impeccable. For instance in 2006 it was reported (and certain concerns are noted):

•  We had no Independent Chairman - Independent oversight concern.

•  Plus our lead director, Ms. Conway served on two boards rated D or F by The Corporate Library, http://www.thecorporatelibrary.com/ an independent investment research firm:

NIKE (NKE)	F-rated
Merrill Lynch (MER)	D-rated

•  Directors Ms. Hancock, Mr. Johnson, Mr. Mark and Ms. Conway had 18 to 23 years tenure - Independence concern.

•  Directors Mr. Wentz, Mr. Johnson and Ms. Conway were beyond age 71 - Succession concern.

•  Mr. Johnson, our audit committee chairman, had 15 years director tenure - Independence concern.

•  Cumulative voting was not allowed.

•  Our directors also served on 6 boards rated D or F by The Corporate Library:

1) Mr. Reinhard	Dow Chemical (DOW)	D-rated
2) Mr. Kogan	Bank of New York (BK)	D-rated
3) Mr. Mark	Time Warner (TWX)	D-rated
4) Ms. Conway	NIKE (NKE)	F-rated
	Merrill Lynch (MER)	D-rated
5) Mr. Lewis	Kodak (EK)	D-rated

The above status shows there is room for improvement and reinforces the reason to take one step forward now and vote yes to enable shareholders to call for:

Special Shareholder Meetings
Yes on 3

COMPANY RESPONSE

Your Board of Directors recommends a vote against this stockholder proposal for the following reasons:

The Company’s by-laws presently (i) require that special meetings of stockholders be called by the Chief Executive Officer of the Company or by a majority of the Board of Directors and (ii) allow stockholders to act between annual meetings by written consent signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize the action in question at a meeting at which all shares entitled to vote on the matter were present and voted. Because the Company’s governing documents already allow stockholder action by written consent, the Board of Directors believes that the requested amendment to the by-laws giving stockholders with as little as 10 percent of the outstanding stock the ability to call a special meeting would add little to stockholder rights at the same time as it could impose significant burden on the Company.

The Company’s stockholders already have significant ability to initiate action.

As noted above, Company stockholders already have the right to act by written consent. No minimum number of shares is necessary to start a consent solicitation, and SEC regulations and Delaware law establish guidelines to assist stockholders in making such solicitations.

In addition, as set forth on page 59, stockholders have the ability to make director nominations and to present proposals at the Annual Meeting, in accordance with the information and timely notice requirements set forth in the by-laws or the procedures set forth under Rule 14a-8 under the Securities Exchange Act of 1934, as applicable. Stockholders also have the ability to recommend director nominees to the Nominating and Corporate Governance Committee of the Board and to communicate concerns to the Board outside of the framework of the Annual Meeting. (See “Communications to the Board of Directors” on pages 11 and 12.)

The Company is committed to and has a history of good governance.

Colgate’s corporate governance practices and policies are described at pages 4 to 7. As discussed therein, Colgate has a long-standing commitment to good governance and a record of excellence that has earned it recognition from various commentators and strong ratings from rating agencies such as GMI and ISS.

The proposal could impose an unnecessary burden on the Company.

The Board of Directors believes that special meetings of stockholders should be called only in limited circumstances: when fiduciary obligations or strategic imperatives require that matters be addressed by the stockholders prior to the next annual meeting. Tellingly, applicable Delaware law does not grant stockholders of a corporation a default right to call a special meeting or act by written consent, and instead permits each individual corporation to determine in its certificate of incorporation and by-laws whether stockholders will have such rights. The Board of Directors believes that the Delaware legislature adopted this approach due to the significant financial and administrative burdens that a special meeting or stockholder action by written consent can impose on a public corporation.

In the case of a special meeting, each of our approximately 240,000 stockholders would be entitled to receive notice of and proxy materials relating to any special meeting, necessitating expenditures (legal, printing and postage) in addition to the usual expenses associated with our Annual Meeting. In addition, preparation for a special meeting would divert corporate officers and employees from their other duties to prepare for such meeting. Given that stockholders already have the right to act by written consent, imposing this additional burden is unnecessary.

For these reasons, the Board of Directors recommends a vote AGAINST this proposal.

PROPOSAL 4: STOCKHOLDER PROPOSAL

United Brotherhood of Carpenters Pension Fund, c/o United Brotherhood of Carpenters and Joiners of America, 101 Constitution Avenue, N.W., Washington D.C. 20001, owner of approximately 8,700 shares of Common Stock, has informed the Company in writing that it intends to offer the following resolution for consideration at the Annual Meeting.

Pay-for-Superior-Performance Proposal

Resolved: That the shareholders of Colgate-Palmolive Company (“Company”) request that the Board of Director’s Executive Compensation Committee establish a pay-for-superior-performance standard in the Company’s executive compensation plan for senior executives (“Plan”), by incorporating the following principles into the Plan:

1.

The annual incentive or bonus component of the Plan should utilize defined financial performance criteria benchmarked against a disclosed peer group of companies, and provide that an annual bonus should be awarded only when the Company’s performance exceeds its peers’ median or mean performance on the selected financial criteria;

2.

The long-term compensation component of the Plan should utilize defined financial and/or stock price performance criteria benchmarked against a disclosed peer group of companies. Options, restricted shares, or other equity or non-equity compensation used in the Plan should be structured so that compensation is received only when the Company’s performance exceeds its peers’ median or mean performance on the selected financial and stock price performance criteria; and

3.	Plan disclosure should be sufficient to allow shareholders to determine and monitor the pay and performance correlation established in the Plan.

Supporting Statement: We feel is it imperative that compensation plans for senior executives be designed and implemented to promote long-term corporate value. A critical design feature of a well-conceived executive compensation plan is a close correlation between the level of pay and the level of corporate performance relative to industry peers. We believe the failure to tie executive compensation to superior corporate performance; that is, performance exceeding peer group performance, has fueled the escalation of executive compensation and detracted from the goal of enhancing long-term corporate value.

We believe that common compensation practices have contributed to excessive executive compensation. Compensation committees typically target senior executive total compensation at the median level of a selected peer group, then they design any annual and long-term incentive plan performance criteria and benchmarks to deliver a significant portion of the total compensation target regardless of the company’s performance relative to its peers. High total compensation targets combined with less than rigorous performance benchmarks yield a pattern of superior-pay-for-average-performance. The problem is exacerbated when companies include annual bonus payments among earnings used to calculate supplemental executive retirement plan (SERP) benefit levels, guaranteeing excessive levels of lifetime income through inflated pension payments.

We believe the Company’s Plan fails to promote the pay-for-superior-performance principle. Our Proposal offers a straightforward solution: The Compensation Committee should establish and disclose financial and stock price performance criteria and set peer group-related performance benchmarks that permit awards or payouts in its annual and long-term incentive compensation plans only when the Company’s performance exceeds the median of its peer group. A senior executive compensation plan based on sound pay-for-superior-performance principles will help moderate excessive executive compensation and create competitive compensation incentives that will focus senior executives on building sustainable long-term corporate value.

COMPANY RESPONSE

Your Board of Directors recommends a vote against this stockholder proposal for the following reasons:

The Company’s Executive Compensation Program Serves the Long Term Interests of Stockholders.

One of the most important principles underlying the compensation philosophy of the Personnel & Organization Committee of the Board (the “P&O Committee”) is pay for performance. This emphasis has helped drive strong performance over both the short and the long term: as of December 31, 2006, total shareholder return for the Common Stock has exceeded total shareholder return for both the S&P 500 and the peer group companies shown in the performance graphs on pages 57 to 58 of this Proxy Statement for the ten-year period, the three-year period and the one-year period (although not the five-year period) ended such date.

Pay For Performance Is Central To Our Incentive Programs.

The Compensation Discussion and Analysis on pages 16 to 24 discusses the Company’s compensation philosophy and programs, including applicable performance measures. The Company’s emphasis on pay for performance is reflected in the following components of the compensation program, which make up the largest portion of executives’ pay (between 75-95% in the case of the Named Officers in the Summary Compensation Table on page 25):

•

Annual Bonuses. These are awarded based on the strength in annual growth of earnings per share, in the case of executives with corporate-wide responsibilities, and annual growth in net sales and net profit-after-tax of the applicable division for executives with divisional responsibilities. For executives not expected to be covered by Section 162(m) of the Internal Revenue Code, a portion of the bonus is awarded based on achievement against strategic goals set through a company-wide process of goal alignment.

•

Long-Term Global Growth Program Restricted Stock Awards. These awards, which are intended to focus executives on longer term financial performance, are awarded based on the strength in growth of compounded annual net sales and earnings-per-share corporate-wide for all participants over a three-year measurement period.

•

Stock Options. Stock options are awarded based on established guidelines by salary grade level and a rigorous internal process including individual performance assessments. The P&O Committee believes stock option grants are a very effective pay for performance tool because they have value only if the price of the Common Stock appreciates after they are granted.

•

Time-Vested Restricted Stock Awards. Like options, these awards are granted based on established guidelines and a rigorous internal process including individual performance assessments. These awards support the Company’s objectives to retain key employees and to align the interests of those employees with those of stockholders. Since the awards when made are denominated in shares and are distributed in shares when vested, their value depends on the performance of the Company’s equity.

The P&O Committee believes that all of the above programs are effective motivators in large part because they are specific to the Company and directly tied to the Company’s performance against the goals and strategy it has set for itself. In addition, as discussed on page 19 of the Compensation Discussion and Analysis, the Company’s bonus formula provides for a supplemental award based on a comparison of earnings-per-share growth with peers.

The P&O Committee believes that linking all incentive compensation to performance against peers could have unintended and unwanted consequences. For example, at a time when one or more peer companies are facing challenges unique to them, the Company might outperform its peers yet not deliver on its own targets for growth and profitability. The P&O Committee would not want to reward senior executives under such circumstances and believes that the better course is for the Company, under the oversight of the Board, to set the right financial and strategic goals for itself, and then to align senior executive compensation with performance against those goals.

Independent directors should be free to exercise their best judgment in compensation matters.

The P&O Committee believes it should have discretion to select incentive criteria from time to time based on the Company’s strategic needs and initiatives, for example, establishing incentive measures based on business progress in geographic regions or product categories identified as critical to the Company’s long-term success. In addition, the P&O Committee believes there are times when it is appropriate to award non-performance based compensation for special recognition or retention purposes and to ensure that the Company is able to attract and retain high caliber executives. This is done in conjunction with a careful, ongoing benchmarking program to ensure that the Company’s overall compensation program is in line with those of the Comparison Group.

The P&O Committee is composed solely of independent directors and devotes substantial time and attention throughout the year to executive compensation matters, including periodic reviews with outside compensation consultants, to align compensation with shareholder interests and to further corporate goals and strategy. The independent directors need discretion to be able to perform this role effectively.

For these reasons, the Board of Directors recommends a vote AGAINST this proposal.

STOCK PRICE PERFORMANCE GRAPHS

The graphs shown on these pages compare cumulative total stockholder returns on the Common Stock against the S&P Composite-500 Stock Index and a peer company index for a twenty-year period, a ten-year period and a five-year period, each ending on December 31, 2006.

The companies included in the peer company index are consumer products companies that have both domestic and international businesses. These companies are: Avon Products, Inc., The Clorox Company, Kimberly-Clark Corporation, The Procter & Gamble Company and Unilever (N.V. and plc).

(Graphs continued on next page)

OTHER INFORMATION

Future Stockholder Proposals

Under the rules of the SEC, if you wish us to include a proposal in the Proxy Statement for next year’s Annual Meeting of Stockholders, we must receive it no later than December 1, 2007.

Under the Company’s by-laws, if you wish to submit a proposal for consideration at next year’s Annual Meeting, the Secretary of the Company must receive your proposal at least 60 days but not more than 90 days prior to the date of the meeting. Generally, the Company holds its Annual Meeting of Stockholders during the first or second week of May. Your proposal also must comply with certain information requirements set forth in the Company’s by-laws. You may obtain a copy of our by-laws from the Secretary. These requirements apply to any matter that a stockholder wishes to raise at the Annual Meeting other than pursuant to the procedures set forth in Rule 14a-8 under the Exchange Act. The deadline under the Company’s by-laws for receiving proposals for consideration at this year’s Annual Meeting was March 4, 2007.

Nominations for Director

Nominations for directors of the Company may be made at a stockholders’ meeting by the Board or by any stockholder of the Company who complies with the information and timely notice requirements of the Company’s by-laws. In addition, the Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders in writing if such candidates meet Colgate’s criteria for Board membership, as described in the “Nominating and Corporate Governance Committee Report” on page 14. The deadlines for nominations for this year’s and next year’s Annual Meetings are the same as those described above under “Future Stockholder Proposals”.

Cost and Methods of Soliciting Proxies

We pay the cost of soliciting proxies for the meeting. Proxies may be solicited in person by our employees, or by mail, courier, telephone, facsimile or e-mail. In addition, we have retained D.F. King & Co. Inc. to solicit proxies by mail, courier, telephone, facsimile and e-mail and to request brokerage houses and other nominees to forward soliciting material to beneficial owners. We will pay a fee of approximately $22,000 to D.F. King & Co. plus expenses for these services.

Implementation of the American Jobs Creation Act

Consistent with the provisions of the American Jobs Creation Act (the “AJCA”), Colgate repatriated approximately $780 million of incremental earnings in 2005 and used these funds to strengthen the growth of the Company’s U.S. business. The additional cash made available from repatriated funds under the AJCA has helped finance investments in the U.S. in advertising and marketing, research and development, capital investments, debt repayment and funding of pension plans, which have contributed to sales and market share growth and strengthened the Company’s competitiveness and efficiency in the U.S. In this way, the Company has accomplished the purpose of the AJCA for the benefit of shareholders, consumers and employees. The Company thanks the Amalgamated Bank LongView Collective Investment Fund, one of its shareholders, for requesting this update. A copy of the Company’s complete report on the implementation of the AJCA is available on its website at www.colgate.com on the Investor Relations page under Financial Information—“Report on American Jobs Creation Act”.

Available Information

The Company’s website address is www.colgate.com. The information contained on the Company’s website is not included as a part of, or incorporated by reference into, this Proxy Statement. The Company makes available, free of charge on its Internet website, its annual reports on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K and amendments to such reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after the Company has electronically filed such material with, or furnished it to, the SEC. Also available on the Company’s website are the Company’s Code of Conduct and Corporate Governance Guidelines, the charters of the Committees of the Board of Directors and reports under Section 16(a) of the Exchange Act of transactions in Company stock by directors and officers. Hard copies of these materials are also available free of charge from the Company’s Investor Relations department by calling (800) 850-2654 or (212) 310-2575.

Other Business

As of the date of this Proxy Statement’s printing, we do not intend to submit any matters to the meeting other than those set forth herein, and we know of no additional matters that will be presented by others. However, if any other business should come before the meeting, the members of the Proxy Committee named in the enclosed proxy card have discretionary authority to vote your shares with respect to such matters in accordance with their best judgment.

By order of the Board of Directors.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

Printed on Recycled Paper

ANNUAL MEETING
OF
COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

     Thursday, May 3, 2007
Marriott Marquis
10:00 a.m.
Broadway Ballroom
1535 Broadway
(45th Street and Broadway)
New York, NY 10036

Your vote is important to us. You may vote your proxy by Internet, telephone or mail. Please vote your proxy at your earliest convenience even if you plan to attend the meeting. Voting instructions appear on the reverse side of this card. Your vote is held in confidence by our outside tabulator, The Bank of New York.

If you plan to attend the meeting, please fill out and mail separately the enclosed ticket request.

COLGATE-PALMOLIVE COMPANY Proxy Solicited by the Board of Directors for Annual Meeting on May 3, 2007

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, ELLEN M. HANCOCK and DELANO E. LEWIS (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 3, 2007 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. If no direction is made,this proxy will be voted in accordance with the Board’s recommendations as set forth on the reverse side of this card.The Proxy Committee cannot vote your shares unless you sign and return this card or vote by Internet or telephone in accordance with the applicable instructions.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11160 NEW YORK, N.Y. 10203-0160

(Continued and to be signed on the other side.)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE / MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET https://www.proxypush.com/cl	OR	TELEPHONE 1-866-785-4032	OR	MAIL
  Go to the website address listed above.
  Have your proxy card ready.
  Follow the simple instructions that appear on your computer screen.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 2, 2007.

  Use any touch-tone telephone to call the above toll-free number.
  Have your proxy card ready.
  Follow the simple instructions you are given.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 2, 2007.
Detach the below proxy card. Mark, sign and date the card. Return your proxy card in the postage-paid envelope provided before 11:59 p.m. (Eastern Daylight Time) on May 2, 2007.

Your vote is important. Please vote immediately.

DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth below.

Please mark your votes as in this example

The Board of Directors recommends a vote FOR Items 1 and 2.										The Board of Directors recommends a vote AGAINST Items 3 and 4.
1. ELECTION OF DIRECTORS:		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01	J.T. Cahill				05	R.J. Kogan				3.	Stockholder Proposal on Special Shareholder Meetings

02	J.K. Conway				06	D.E. Lewis				4.	Stockholder Proposal on Executive Compensation

03	E.M. Hancock				07	R. Mark				Mark the box if you have changed your address on the front of this card

04	D.W. Johnson				08	J.P. Reinhard

							FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm										In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as a corporate officer, please give full corporate name and officer’s title.

Date	Stockholder sign here	Co-Owner sign here

COLGATE-PALMOLIVE CHILE	COLGATE-PALMOLIVE PERÚ	COLGATE-PALMOLIVE COMPAÑIA
ONE PLUS ONE SAVINGS PLAN	STOCK/SAVINGS PLAN	STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE FRANCE	COLGATE-PALMOLIVE PHILS., INC	COLGATE-PALMOLIVE, C.A.
STOCK/SAVINGS PLAN	STOCK/SAVINGS PLAN	STOCK PLAN

COLGATE-PALMOLIVE GERMANY	COLGATE-PALMOLIVE PR	COLGATE-PALMOLIVE MALAYSIA
STOCK/SAVINGS PLAN	SAVINGS AND INVESTMENT PLAN	EMPLOYEE STOCK OWNERSHIP PLAN

To: Plan Participants

     As a participant in one of the Plans listed above, you may direct the manner in which shares of Colgate-Palmolive Company Common Stock allocable to your interest in the Colgate-Palmolive Stock Fund established under such Plan shall be voted by the Trustee at the annual meeting of stockholders of Colgate-Palmolive Company to be held in New York, New York on May 3, 2007 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth on the reverse side of this card. If you do not return a signed card or vote by Internet or telephone in accordance with the applicable instructions, shares allocable to your interest in the Colgate-Palmolive Stock Fund will be voted in the same proportion as shares for which instruction cards are received.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11011 NEW YORK, N.Y. 10277-2805

(Continued and to be signed on the other side.)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE / MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET https://www.proxypush.com/cl	OR	TELEPHONE +1-212-785-4772	OR	MAIL
  Go to the website address listed above.
  Have your proxy card ready.
  Follow the simple instructions that appear on your computer screen.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.

  Use any touch-tone telephone to call the above number.
  Have your proxy card ready.
  Follow the simple instructions you are given.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.
  The Company will pay all telephone charges.
Detach the below proxy card. Mark, sign and date the card. Return your proxy card in the postage-paid envelope provided before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.

Your vote is important. Please vote immediately.

DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL

This proxy when properly executed will be voted by the Trustee in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth below.

Please mark your votes as in this example

The Board of Directors recommends a vote FOR Items 1 and 2.										The Board of Directors recommends a vote AGAINST Items 3 and 4.
1. ELECTION OF DIRECTORS:		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01	J.T. Cahill				05	R.J. Kogan				3.	Stockholder Proposal on Special Shareholder Meetings

02	J.K. Conway				06	D.E. Lewis				4.	Stockholder Proposal on Executive Compensation

03	E.M. Hancock				07	R. Mark				Mark the box if you have changed your address on the front of this card

04	D.W. Johnson				08	J.P. Reinhard

							FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm										If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as a corporate officer, please give full corporate name and officer’s title.

Date	Stockholder sign here	Co-Owner sign here

COLGATE-PALMOLIVE AUSTRALIA EMPLOYEE SHARE SCHEME COLGATE-PALMOLIVE DOMINICAN REPUBLIC STOCK/SAVINGS PLAN COLGATE-PALMOLIVE U.K. STOCK/SAVINGS PLAN COLGATE-PALMOLIVE IRELAND SHARE PARTICIPATION SCHEME

To: Plan Participants

     As a participant in one of the Plans listed above, you may direct the manner in which shares of Colgate-Palmolive Company Common Stock allocable to your interest in the Colgate-Palmolive Stock Fund established under such Plan shall be voted by the Trustee at the annual meeting of stockholders of Colgate-Palmolive Company to be held in New York, New York on May 3, 2007 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes,SEE REVERSE SIDE. If no direction is made,this proxy will be voted in accordance with the Board’s recommendations as set forth on the reverse side of this card. If you do not return a signed card or vote by Internet or telephone in accordance with the applicable instructions, shares allocable to your interest in the plan will not be voted.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11011 NEW YORK, N.Y. 10277-2805

(Continued and to be signed on the other side.)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE / MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET https://www.proxypush.com/cl	OR	TELEPHONE + 1-212-785-4772	OR	MAIL
  Go to the website address listed above.
  Have your proxy card ready.
  Follow the simple instructions that appear on your computer screen.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.

  Use any touch-tone telephone to call the above number.
  Have your proxy card ready.
  Follow the simple instructions you are given.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.
  The Company will pay all telephone charges.
Detach the below proxy card. Mark, sign and date the card. Return your proxy card in the postage-paid envelope provided before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.

Your vote is important. Please vote immediately.

DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board’s recommendations as set forth below.

Please mark your votes as in this example

The Board of Directors recommends a vote FOR Items 1 and 2.										The Board of Directors recommends a vote AGAINST Items 3 and 4.
1. ELECTION OF DIRECTORS:		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01	J.T. Cahill				05	R.J. Kogan				3.	Stockholder Proposal on Special Shareholder Meetings

02	J.K. Conway				06	D.E. Lewis				4.	Stockholder Proposal on Executive Compensation

03	E.M. Hancock				07	R. Mark				Mark the box if you have changed your address on the front of this card

04	D.W. Johnson				08	J.P. Reinhard

							FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm										If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as a corporate officer, please give full corporate name and officer’s title.

Date	Stockholder sign here	Co-Owner sign here

COLGATE-PALMOLIVE CANADA INC. Stock/Savings Plan Proxy Solicited by the Board of Directors of Colgate-Palmolive Company for Annual Meeting on May 3, 2007

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, ELLEN M. HANCOCK and DELANO E.LEWIS (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 3, 2007 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. If no direction is made,this proxy will be voted in accordance with the Board’s recommendations as set forth on the reverse side of this card. The Proxy Committee cannot vote your shares unless you sign and return this card or vote by Internet or telephone in accordance with the applicable instructions.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11011 NEW YORK, N.Y. 10277-2805

(Continued and to be signed on the other side.)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE / MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET https://www.proxypush.com/cl	OR	TELEPHONE + 1-212-785-4772	OR	MAIL
  Go to the website address listed above.
  Have your proxy card ready.
  Follow the simple instructions that appear on your computer screen.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.

  Use any touch-tone telephone to call the above number.
  Have your proxy card ready.
  Follow the simple instructions you are given.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.
  The Company will pay all telephone charges.
Detach the below proxy card. Mark, sign and date the card. Return your proxy card in the postage-paid envelope provided before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.

Your vote is important. Please vote immediately.

DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth below.

Please mark your votes as in this example

The Board of Directors recommends a vote FOR Items 1 and 2.										The Board of Directors recommends a vote AGAINST Items 3 and 4.
1. ELECTION OF DIRECTORS:		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01	J.T. Cahill				05	R.J. Kogan				3.	Stockholder Proposal on Special Shareholder Meetings

02	J.K. Conway				06	D.E. Lewis				4.	Stockholder Proposal on Executive Compensation

03	E.M. Hancock				07	R. Mark				Mark the box if you have changed your address on the front of this card

04	D.W. Johnson				08	J.P. Reinhard

							FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm										In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as a corporate officer, please give full corporate name and officer’s title.

Date	Stockholder sign here	Co-Owner sign here

ANNUAL MEETING
OF
COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

Thursday, May 3, 2007

Your vote is important to us. You may vote your proxy by Internet, telephone or mail. Please vote your proxy at your earliest convenience. Voting instructions appear on the reverse side of this card. Your vote is held in confidence by our outside tabulator, The Bank of New York.

COLGATE-PALMOLIVE COMPANY EMPLOYEES SAVINGS AND INVESTMENT PLAN

To: Plan Participants

     As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock and/or Convertible Preference Stock allocable to your interest in the Trust Funds established under such Plan shall be voted by the appropriate Trustee at the annual meeting of stockholders to be held in New York, New York on May 3, 2007 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth on the reverse side of this card. If you do not return a signed card or vote by Internet or Telephone in accordance with the applicable instructions, shares allocable to your interest in the Plan may be voted by the appropriate Trustee in the same proportion as shares for which instruction cards are received.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11312 NEW YORK, N.Y. 10203-0312

(Continued and to be signed on the other side.)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE / MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET https://www.proxypush.com/cl	OR	TELEPHONE 1-866-785-4032 from U.S. or Canada 1-212-785-4772 from other areas	OR	MAIL
  Go to the website address listed above.
  Have your proxy card ready.
  Follow the simple instructions that appear on your computer screen.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.
Detach the below proxy card. Mark, sign and date the card. Return your proxy card in the postage-paid envelope provided before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.
  Use any touch-tone telephone to call the above number.
  Have your proxy card ready.
  Follow the simple instructions you are given.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.
  The Company will pay all telephone charges.

Your vote is important. Please vote immediately.

DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board’s recommendations as set forth below.

Please mark your votes as in this example

The Board of Directors recommends a vote FOR Items 1 and 2.										The Board of Directors recommends a vote AGAINST Items 3 and 4.
1. ELECTION OF DIRECTORS:		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01	J.T. Cahill				05	R.J. Kogan				3.	Stockholder Proposal on Special Shareholder Meetings

02	J.K. Conway				06	D.E. Lewis				4.	Stockholder Proposal on Executive Compensation

03	E.M. Hancock				07	R. Mark				Mark the box if you have changed your address on the front of this card

04	D.W. Johnson				08	J.P. Reinhard

							FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm										If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as a corporate officer, please give full corporate name and officer’s title.

Date	Stockholder sign here	Co-Owner sign here

COLGATE-PALMOLIVE (HELLAS) S.A.I.C.	COLGATE-PALMOLIVE	COLGATE-PALMOLIVE (C.A.) INC.
STOCK/SAVINGS PLAN	INDÚSTRIA E COMÉRCIO LTDA.	HONDURAS STOCK/SAVINGS PLAN
STOCK ACQUISITION PLAN
COLGATE-PALMOLIVE, S.A. DE C.V.		COLGATE-PALMOLIVE (C.A.) INC.
RETIREMENT/PENSION PLAN AND	COLGATE-PALMOLIVE (C.A.) INC.	NICARAGUA STOCK/SAVINGS PLAN
SENIORITY PREMIUM	COSTA RICA STOCK/SAVINGS PLAN
COLGATE-PALMOLIVE (C.A.) INC.
COLGATE-PALMOLIVE (POLAND) SP. Z O.O	COLGATE-PALMOLIVE (C.A.) INC.	PANAMA STOCK/SAVINGS PLAN
GLOBAL STOCK/SAVINGS PLAN	EL SALVADOR STOCK/SAVINGS PLAN
COLGATE-PALMOLIVE THAILAND
COLGATE-PALMOLIVE ARGENTINA S.A.	COLGATE-PALMOLIVE (C.A.) INC.	STOCK/SAVINGS PLAN
“MÁS POR VOS”	GUATEMALA STOCK/SAVINGS PLAN

Proxy Solicited by the Board of Directors of Colgate-Palmolive Company
for Annual Meeting on May 3, 2007

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, ELLEN M. HANCOCK and DELANO E. LEWIS (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 3, 2007 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth on the reverse side of this card. The Proxy Committee cannot vote your shares unless you sign and return this card or vote by Internet or telephone in accordance with the applicable instructions.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11011 NEW YORK, N.Y. 10277-2805

(Continued and to be signed on the other side.)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE / MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET https://www.proxypush.com/cl	OR	TELEPHONE +1-212-785-4772	OR	MAIL
  Go to the website address listed above.
  Have your proxy card ready.
  Follow the simple instructions that appear on your computer screen.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.

  Use any touch-tone telephone to call the above number.
  Have your proxy card ready.
  Follow the simple instructions you are given.
  Vote anytime before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.
  The Company will pay all telephone charges.
Detach the below proxy card. Mark, sign and date the card. Return your proxy card in the postage-paid envelope provided before 11:59 p.m. (Eastern Daylight Time) on May 1, 2007.

Your vote is important. Please vote immediately.

DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth below.

Please mark your votes as in this example

The Board of Directors recommends a vote FOR Items 1 and 2.										The Board of Directors recommends a vote AGAINST Items 3 and 4.
1. ELECTION OF DIRECTORS:		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

01	J.T. Cahill				05	R.J. Kogan				3.	Stockholder Proposal on Special Shareholder Meetings

02	J.K. Conway				06	D.E. Lewis				4.	Stockholder Proposal on Executive Compensation

03	E.M. Hancock				07	R. Mark				Mark the box if you have changed your address on the front of this card

04	D.W. Johnson				08	J.P. Reinhard

							FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm										In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as a corporate officer, please give full corporate name and officer’s title.

Date	Stockholder sign here	Co-Owner sign here